As filed with the Securities and Exchange Commission on April 29, 2016

Registration Nos. 333-135544 and 811-21922

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒

RS VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

One Bush Street, Suite 900

San Francisco, California 94104

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 766-3863

MATTHEW H. SCANLAN

c/o RS Investments

One Bush Street, Suite 900

San Francisco, California 94104

(Name and Address of Agent for Service)

TIMOTHY W. DIGGINS, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2016, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2016

RS Variable Products Trust

RS Large Cap Alpha VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

RS Large Cap Alpha VIP Series

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.50%	N/A	0.05%	0.55%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$56	$176	$307	$689

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 47% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series normally invests at least 80% of its net assets in companies considered by the Series’ investment team (at the time of purchase) to be

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large-capitalization companies. The Series’ investment team considers a company to be large-capitalization if its market capitalization is at least $5 billion. The Series’ investment team currently expects that the Series typically will hold between 35 and 50 securities positions.

In evaluating investments for the Series, the Series’ investment team conducts fundamental research to identify companies with improving returns on invested capital. The investment team’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Series’ investment team seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The investment team seeks to invest in companies based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

The Series will typically invest principally in equity securities. The Series typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in companies relative to the Series’ primary benchmark increases the risk that the Series will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its primary benchmark.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ primary benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ primary benchmark.

Foreign Securities Risk

Foreign securities (including American Depositary Receipts (ADRs) and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

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Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

Limited Portfolio Risk

To the extent the Series invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Series’ value more than if the Series invested in a larger number of issuers.

Mid-sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of two broad measures of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ ProductPortfolio/InvestmentRetirementProducts/Annuities/

VariableAnnuities/PricesandPerformance/index.htm.

Best Quarter
Third Quarter 2009	17.35%

Worst Quarter
Third Quarter 2011	-20.96%

Annual Total Return for Class I Shares

(calendar year-end)

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Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (4/13/83)
Class I Shares	-2.01%	10.31%	8.56%	10.64%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	6.16%	11.30%	[1]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	10.96%	[1]

1	Since inception returns for the Russell 1000® Value Index and S&P 500® Index shown in the table are since March 31, 1983, the month end prior to the inception of Class I shares.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Investment Team

RS Large Cap Alpha VIP Series is team-managed by members of the RS Value Team. The following list comprises four members of the investment team with responsibility for the day-to-day management of the Series: Joseph M. Mainelli (with RS Investments since 2007) has been a member of the Series’ investment team since 2012; and Paul Hamilos, CFA (with RS Investments since 2011), Robert J. Harris (with RS Investments since 2005) and Daniel Lang, M.D. (with RS Investments since 2009) have each been a member of the Series’ investment team since 2014.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

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There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser may aggressively seek to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities, and depositary receipts, owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general

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market conditions that the Series’ investment team views as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Focused Investment Risk

The Series may focus its investments in companies in a particular market or sector. When the Series focuses its investments in a particular market or sector, financial, economic, business, and other developments affecting issuers in that market or sector will have a greater effect on the Series than if it had not focused its assets in that market or sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect a market or sector in which the Series focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely, to the extent that they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

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Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in companies relative to the Series’ primary benchmark increases the risk that the Series will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its primary benchmark. Price declines may result from factors that adversely affect a particular company, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ primary benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ primary benchmark.

Limited Portfolio Risk

The Series may hold a smaller number of portfolio securities than many other mutual funds. To the extent the Series invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Series may affect its value more than if it invested in a larger number of issuers. Although the Series is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), it may hold a smaller number of portfolio securities than many other mutual funds.

Mid-sized Companies Risk

Mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Series’ adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

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Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

The Series may invest a portion of its assets in debt securities and other income-producing securities of any quality.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes or to facilitate redemptions.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

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Exchange-traded Funds

The Series may invest in exchange-traded funds (“ETFs”). ETFs are traded on exchanges and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If RS Investments misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. When the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its NAV or manage its portfolio.

Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreigncurrency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series

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could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

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When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time RS Investments determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, RS Investments will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmarks

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its

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investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers as those held by the Series and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.50% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Series and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

RS Large Cap Alpha VIP Series	Prospectus	•••	013

Investment Team Biographical Information

Paul Hamilos, CFA, has been a member of the RS Value Team since 2011. Paul has been responsible for the day-to-day management of the Series since 2014. Prior to joining RS Investments in 2011, he was vice president of the Principal Transaction Group at Macquarie Group, focusing on the specialty finance industry. Previously, he was an associate at American Capital Strategies focusing on mezzanine debt financing within the financial sponsors group. Paul holds a B.S. in business administration, with a concentration in finance and banking, from the University of Missouri and an M.B.A. from the Chicago Booth School of Business. Paul is a CFA Charterholder.

Robert J. Harris has been a member of the RS Value Team since 2005. Robert has been responsible for the day-to-day management of the Series since 2014. Prior to joining RS Investments in 2005, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force. Robert holds a B.A. in political science from Sonoma State University and an M.B.A. from Golden Gate University.

Daniel Lang, M.D., has been a member of the RS Value Team since 2009. Daniel has been responsible for the day-to-day management of the Series since 2014. Prior to joining RS Investments in 2009, he was a portfolio manager at Farallon Capital Management covering biotech, medical device, pharmaceutical, and health care services globally. Previously, he was a senior associate at venture capital firm Brilleon Capital U.S. and the co-founder and CFO of Sapient Medical Group. Daniel’s ten years of business and investment experience is preceded by a career practicing medicine. He was a fellow in cardiology and post-doctoral research at the University of California, San Francisco, and he was board certified in internal medicine as chief medical resident at Mount Sinai Hospital in New York. Daniel holds a B.A. in chemistry from Cornell University and an M.D. from Cornell University Medical College.

Joseph M. Mainelli has been a member of the RS Value Team since 2007. Joseph has been involved in the management of the Series since 2012. Prior to joining RS Investments in 2007 as an analyst on the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management. Joseph holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia University.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate, buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC

014	•••	Prospectus	RS Large Cap Alpha VIP Series

affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares

RS Large Cap Alpha VIP Series	Prospectus	•••	015

even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

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While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain

RS Large Cap Alpha VIP Series	Prospectus	•••	017

exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

018	•••	Prospectus	RS Large Cap Alpha VIP Series

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Large Cap Alpha VIP Series	Prospectus	•••	019

Financial Highlights

RS Large Cap Alpha VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$50.63		$51.52	$39.00	$34.15	$38.03

Net investment income	0.60	[3]	0.73	0.63	0.79	0.36
Net realized and unrealized gain/(loss)	(1.64)		6.21	14.40	4.85	(3.88)
Total from Investment Operations	(1.04)		6.94	15.03	5.64	(3.52)

Distributions from net investment income	(0.67)		(0.71)	(0.63)	(0.79)	(0.36)
Distributions from net realized capital gains	(4.66)		(7.12)	(1.88)	—	—
Total Distributions	(5.33)		(7.83)	(2.51)	(0.79)	(0.36)

Net asset value, end of period	$44.26		$50.63	$51.52	$39.00	$34.15
Total Return[1]	(2.01)%		13.58%	38.71%	16.52%	(9.22)%

Net assets, end of period (thousands)	$1,015,821		$1,148,698	$1,154,305	$972,252	$875,104
Net ratio of expenses to average net assets[2]	0.55%		0.55%	0.54%	0.55%	0.57%
Gross ratio of expenses to average net assets	0.55%		0.55%	0.54%	0.55%	0.57%
Net ratio of net investment income to average net assets[2]	1.20%		1.27%	1.24%	2.02%	0.98%
Gross ratio of net investment income to average net assets	1.20%		1.27%	1.24%	2.02%	0.98%
Portfolio turnover rate	47%		56%	48%	63%	51%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Calculated based on the average shares outstanding during the period.

020	•••	Prospectus	RS Large Cap Alpha VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS Small Cap Growth Equity VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

RS Small Cap Growth Equity VIP Series

Investment Objective

Long-term capital growth.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.75%	N/A	0.13%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$90	$281	$488	$1,084

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 88% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The

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Series’ investment team considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $7.3 billion, based on the size of the largest company in the Index on March 31, 2016), whichever is greater. The Series typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

The Series’ investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The investment team seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in companies relative to the Series’ primary benchmark increases the risk that the Series will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its primary benchmark.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ primary benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ primary benchmark.

Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the

RS Small Cap Growth Equity VIP Series	Prospectus	•••	03

Series’ shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses.

Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by RS Investments may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Foreign Securities Risk

Foreign securities (including American Depositary Receipts (ADRs) and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of two broad measures of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

04	•••	Prospectus	RS Small Cap Growth Equity VIP Series

Best Quarter
Second Quarter 2009	18.99%

Worst Quarter
Third Quarter 2011	-23.23%

Annual Total Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (5/1/97)
Class I Shares	0.62%	13.43%	10.12%	9.67%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	7.95%	6.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%	7.98%

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA have each been a co-portfolio manager and analyst of the Series since 2009. Christopher W. Clark, CFA has been a co-portfolio manager of the Series since 2014 and an analyst of the Series since 2007.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser may aggressively seek to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities, and depositary receipts, owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may

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decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ investment team views as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Focused Investment Risk

The Series may focus its investments in companies in a particular market or sector. When the Series focuses its investments in a particular market or sector, financial, economic, business, and other developments affecting issuers in that market or sector will have a greater effect on the Series than if it had not focused its assets in that market or sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect a market or sector in which the Series focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely, to the extent that they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage

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commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when RS Investments would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Overweighting Risk

Overweighting investments in companies relative to the Series’ primary benchmark increases the risk that the Series will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its primary benchmark. Price declines may result from factors that adversely affect a particular company, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

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Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Series, and the Series is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ primary benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ primary benchmark.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

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American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes, to facilitate redemptions, or as part of its investment strategies.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Funds

The Series may invest in exchange-traded funds (“ETFs”). ETFs are traded on exchanges and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

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Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies that serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

The manner and extent of the Series’ investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and any such investments by the Series may adversely affect the ability of the Series to so qualify.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of

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the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

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Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time RS Investments determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, RS Investments will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 80% of its net assets in equity securities of small-capitalization companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmarks

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf.

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RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers as those held by the Series and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.75% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”).

Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Series and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

Stephen J. Bishop has been a member of the RS Growth Team since 1996. Steve has been a co-portfolio manager and analyst of the Series since 2009. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst primarily covering the technology sector. Prior

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to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 15 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Christopher W. Clark, CFA, has been a member of the RS Growth Team, as an analyst, since joining the firm in 2007. Chris has been a co-portfolio manager of the Series since 2014. Before joining the firm, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Chris holds a B.A. in economics from the University of Virginia. Chris is a CFA Charterholder.

Melissa Chadwick-Dunn has been a member of the RS Growth Team since 2001. Melissa has been a co-portfolio manager and analyst of the Series since 2009. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

D. Scott Tracy, CFA, has been a member of the RS Growth Team since 2001. Scott has been a co-portfolio manager and analyst of the Series since 2009. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate, buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

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•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting

016	•••	Prospectus	RS Small Cap Growth Equity VIP Series

the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

RS Small Cap Growth Equity VIP Series	Prospectus	•••	017

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

018	•••	Prospectus	RS Small Cap Growth Equity VIP Series

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable

RS Small Cap Growth Equity VIP Series	Prospectus	•••	019

differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

020	•••	Prospectus	RS Small Cap Growth Equity VIP Series

Financial Highlights

RS Small Cap Growth Equity VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$17.47		$18.87	$14.83	$12.84	$13.14

Net investment loss	(0.10)	[3]	(0.10)	(0.10)	(0.07)	(0.09)
Net realized and unrealized gain/(loss)	0.24		1.98	7.39	2.06	(0.21)
Total from Investment Operations	0.14		1.88	7.29	1.99	(0.30)

Distributions from net investment income	—		—	—	—	—
Distributions from net realized capital gains	(3.00)		(3.28)	(3.25)	—	—
Total Distributions	(3.00)		(3.28)	(3.25)	—	—

Net asset value, end of period	$14.61		$17.47	$18.87	$14.83	$12.84
Total Return[1]	0.62%		10.13%	50.13%	15.50%	(2.28)%

Net assets, end of period (thousands)	$106,962		$118,144	$120,565	$88,116	$85,224
Net ratio of expenses to average net assets[2]	0.88%		0.86%	0.85%	0.88%	0.86%
Gross ratio of expenses to average net assets	0.88%		0.86%	0.85%	0.88%	0.86%
Net ratio of net investment loss to average net assets[2]	(0.54)%		(0.60)%	(0.59)%	(0.46)%	(0.63)%
Gross ratio of net investment loss to average net assets	(0.54)%		(0.60)%	(0.59)%	(0.46)%	(0.63)%
Portfolio turnover rate	88%		95%	101%	98%	97%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Calculated based on the average shares outstanding during the period.

RS Small Cap Growth Equity VIP Series	Prospectus	•••	021

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS International VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

RS International VIP Series

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses [1]	Total Annual Fund Operating Expenses
Class I Shares	0.80%	N/A	0.13%	0.93%

1	“Other Expenses” include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund’s average daily net assets.

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$296	$515	$1,143

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 117% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series normally invests at least 80% of the value of the Series’ net assets in common stocks and convertible securities issued by (i) companies

02	•••	Prospectus	RS International VIP Series

organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States, which the investment team considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Series does not usually focus its investments in a particular industry or country. A significant part of the Series’ assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia/Pacific region (including Australia and New Zealand). However, there are no limitations on how much money the Series can invest in any one country. The Series may invest up to 20% (measured at the time of purchase) of its total assets in countries in emerging markets when the Series’ investment team believes it would be appropriate to do so.

The Series’ investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. The investment team seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. The Series’ investment team monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

The Series may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities (including ADRs and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign- currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

RS International VIP Series	Prospectus	•••	03

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by RS Investments may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

Overweighting Risk

Overweighting investments in companies relative to the Series’ benchmark increases the risk that the Series will underperform its benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its benchmark.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ benchmark.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

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Best Quarter
Second Quarter 2009	26.42%

Worst Quarter
Fourth Quarter 2008	-23.07%

Annual Total Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (2/8/91)
Class I Shares	0.84%	3.70%	4.36%	6.93%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%	5.67%	[1]

1	Since inception returns for MSCI EAFE Index (Gross) shown in the table are since January 31, 1991, the month end prior to the inception of Class I shares.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Investment Team

U-Wen Kok has been the portfolio manager of the Series since 2013.

Purchase and Sale of Series Shares

You should consult with the insurance company that issued your variable annuity or variable insurance product for minimum investment requirements and redemption procedures.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

RS International VIP Series	Prospectus	•••	05

Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency ex-change rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or

06	•••	Prospectus	RS International VIP Series

foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of the Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Series’ investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Series. The securities markets in emerging countries may be less developed than in other countries, causing liquidity, custodial, and settlement problems, such as higher custodial costs or delays and possible failures in settlement, and making it harder for the Series to buy and sell securities. In certain emerging markets, the system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Series to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities, and depositary receipts, owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ investment team views as unfavorable for equity securities.

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Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when RS Investments would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Overweighting Risk

Overweighting investments in companies relative to the Series’ benchmark increases the risk that the Series will underperform its benchmark because a

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general decline in the prices of stocks in such companies will affect the Series to a greater extent than its benchmark. Price declines may result from factors that adversely affect a particular company, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Series, and the Series is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ benchmark.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

The Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Series may use forward-currency exchange contracts.

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American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes or to facilitate redemptions.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Derivatives

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series’ margin, or otherwise honor its obligations. The Securities and Exchange Commission has proposed a new rule that would

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change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

Exchange-traded Funds

The Series may invest in exchange-traded funds (“ETFs”). ETFs are traded on exchanges and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If RS Investments misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

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REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a

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security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time RS Investments determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, RS Investments will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Series may, however, hold any such investments for a substantial period of time.

Fund Benchmark

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers as those held by the Series and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than the Series.

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For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.80% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and sub-advisory agreements for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Series and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

U-Wen Kok has been a member of the RS International team since 2013. U-Wen has been the portfolio manager of the Series since 2013. Prior to joining RS Investments in 2013, U-Wen was a portfolio manager at RBC Global Asset Management for their North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, she was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. U-Wen holds a B.A. in economics and political science from the University of Toronto and is a CFA Charterholder.

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The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of GIAC and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the net asset value (“NAV”) next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management

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investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. In addition, the values of the Series’ investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’

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shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

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In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by

018	•••	Prospectus	RS International VIP Series

shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS International VIP Series	Prospectus	•••	019

Financial Highlights

RS International VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13		Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$14.63		$17.26	$19.88		$16.99	$19.68

Net investment income	0.31	[4]	0.39	0.33		0.23	0.27
Net realized and unrealized gain/(loss)	(0.19)		(1.30)	3.44		2.88	(2.58)
Total from Investment Operations	0.12		(0.91)	3.77		3.11	(2.31)

Distributions from net investment income	(0.32)		(0.35)	(0.31)		(0.22)	(0.22)
Distributions from net realized capital gains	(0.04)		(1.37)	(6.08)		—	(0.16)
Total Distributions	(0.36)		(1.72)	(6.39)		(0.22)	(0.38)

Net asset value, end of period	$14.39		$14.63	$17.26		$19.88	$16.99
Total Return[1]	0.84%		(5.30)%	20.11%		18.35%	(11.65)%

Net assets, end of period (thousands)	$185,028		$203,530	$234,653		$220,996	$208,247
Net ratio of expenses to average net assets[2]	0.92%		0.92%	0.92%		0.92%	0.91%
Gross ratio of expenses to average net assets	0.92%		0.92%	0.92%		0.92%	0.91%
Net ratio of net investment income to average net assets[2]	2.00%		2.23%	1.45%		1.18%	1.40%
Gross ratio of net investment income to average net assets	2.00%		2.23%	1.45%		1.18%	1.40%
Portfolio turnover rate	117%		193%	205%	[3]	21%	14%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team effective as of July 1, 2013.

4	Calculated based on the average shares outstanding during the period.

020	•••	Prospectus	RS International VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS Emerging Markets VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

RS Emerging Markets VIP Series

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	1.00%	N/A	0.35%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$137	$428	$739	$1,624

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 123% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred

02	•••	Prospectus	RS Emerging Markets VIP Series

stocks, or other securities convertible into common stock. The Series generally defines an emerging market country as one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. The Series defines an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Series’ investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team’s quantitative screen, with particular emphasis placed on a company’s earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. The investment team monitors market and sovereign risk as part of the overall investment process.

The Series may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities (including ADRs and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less

RS Emerging Markets VIP Series	Prospectus	•••	03

developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by RS Investments may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Overweighting Risk

Overweighting investments in companies relative to the Series’ benchmark increases the risk that the Series will underperform its benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its benchmark.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ benchmark.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ investment strategy and investment team changed on March 1, 2013. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

04	•••	Prospectus	RS Emerging Markets VIP Series

Best Quarter
Second Quarter 2009	44.74%

Worst Quarter
Fourth Quarter 2008	-30.18%

Annual Total Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (10/17/94)
Class I Shares	-12.74%	-6.15%	3.87%	6.68%
MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	-14.60%	-4.47%	3.95%	4.09%	[1]

1	Since inception return for the MSCI Emerging Markets Index (Gross) shown in the table is since September 30, 1994, the month end prior to the inception of Class I shares.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Michael Reynal has been a portfolio manager of the Series since 2013. Michael Ade, CFA has been a portfolio manager of the Series since January 2015.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

RS Emerging Markets VIP Series	Prospectus	•••	05

Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies

06	•••	Prospectus	RS Emerging Markets VIP Series

relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Series’ investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Series. The securities markets in emerging countries may be less developed than in other countries, causing liquidity, custodial, and settlement problems, such as higher custodial costs or delays and possible failures in settlement, and making it harder for the Series to buy and sell securities. In certain emerging markets, the system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Series to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The risks associated with investments in emerging markets may be magnified for investments in frontier market countries. Because frontier markets are among the smallest, least mature, and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in more developed emerging markets. Frontier market countries generally have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown, more governmental limitations on foreign investments, and newer or more unsettled securities laws and settlement procedures than are typically associated with investments in more developed emerging markets.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities, and depositary receipts, owned by the Series may go up or

RS Emerging Markets VIP Series	Prospectus	•••	07

down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ investment team views as unfavorable for equity securities.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when RS Investments would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing

08	•••	Prospectus	RS Emerging Markets VIP Series

to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Overweighting Risk

Overweighting investments in companies relative to the Series’ benchmark increases the risk that the Series will underperform its benchmark because a general decline in the prices of stocks in such companies will affect the Series to a greater extent than its benchmark. Price declines may result from factors that adversely affect a particular company, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Series, and the Series is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, dealer mark-ups and bid/ asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

When the Series underweights its investment in companies relative to the Series’ benchmark, the Series will participate in any general increase in the value of such companies to a lesser extent than the Series’ benchmark.

RS Emerging Markets VIP Series	Prospectus	•••	09

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

The Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Series may use forward foreign-currency exchange contracts.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes or to facilitate redemptions.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

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Debt Securities

The values of debt securities (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Series may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. To the extent that the Series effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline.

Interest rate changes can be sudden and unpredictable, and the Series may lose money if these changes are not anticipated by Series management. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. During periods of increasing interest rates, the Series may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Series. In recent periods, governmental financial regulators, including the US Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for debt securities and on the management of the Series.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Securities with longer durations may be more sensitive to interest rate changes. For example, the price of a bond with a duration of one year would be expected to fall approximately 1% if rates were to rise by one percentage point, and the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy,

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insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Derivatives

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series’ margin, or otherwise honor its obligations. The Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

Exchange-traded Funds

The Series may invest in exchange-traded funds (“ETFs”). ETFs are traded on exchanges and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If RS Investments misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. When

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the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

High-yield/Junk Bonds

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in “Investments and Risks” in the Statement of Additional Information.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies, and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the

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quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

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Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time RS Investments determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, RS Investments will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 80% of its net assets in securities of emerging market companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmark

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers as those held by the Series and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 1.00% of the Series’ average daily net assets. A discussion regarding the bases for the Board of

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Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreements for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Series and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

Michael Ade, CFA, has been a portfolio manager of RS Emerging Markets VIP Series since 2014. Prior to joining RS Investment Management (Singapore) Pte. Ltd., a non-U.S. affiliate of RS Investments, in 2012, he was a portfolio manager for Principal Global Investors, where he served as a co-portfolio manager for diversified emerging markets and Asian equity strategies. Previously, he spent six years as a research analyst on Principal’s international small cap team focusing on the Asia region. Michael holds a B.A. in finance from the University of Wisconsin. Michael is a CFA Charterholder.

Michael Reynal has been a portfolio manager of RS Emerging Markets VIP Series since 2013. Prior to joining RS Investments in 2012, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies.

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Previously, Michael was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Michael also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities. He holds a B.A. in history from Middlebury College, an M.A. in history from Christ’s College at the University of Cambridge, and an M.B.A. from the Amos Tuck School at Dartmouth College.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of GIAC and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities

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traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. In addition, the values of the Series’ investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the

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Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and

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to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

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Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Emerging Markets VIP Series	Prospectus	•••	021

Financial Highlights

RS Emerging Markets VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13		Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$13.81		$14.79	$18.02		$16.56	$24.48

Net investment income	0.13	[4]	0.14	0.14		0.09	0.09
Net realized and unrealized gain/(loss)	(1.89)		(0.70)	(0.94)		2.15	(5.30)
Total from Investment Operations	(1.76)		(0.56)	(0.80)		2.24	(5.21)

Distributions from net investment income	(0.06)		(0.15)	(0.04)		(0.13)	—
Distributions from net realized capital gains	—		(0.27)	(2.51)		(0.65)	(2.71)
Total Distributions	(0.06)		(0.42)	(2.55)		(0.78)	(2.71)

Increase from contribution by Adviser	—		—	0.12		—	—
Net asset value, end of period	$11.99		$13.81	$14.79		$18.02	$16.56
Total Return[1]	(12.74)%		(3.71)%	(3.47)%	[3]	13.59%	(20.97)%

Net assets, end of period (thousands)	$48,426		$62,782	$74,908		$92,080	$97,133
Net ratio of expenses to average net assets[2]	1.35%		1.35%	1.33%		1.27%	1.19%
Gross ratio of expenses to average net assets	1.35%		1.35%	1.33%		1.27%	1.19%
Net ratio of net investment income to average net assets[2]	0.92%		0.94%	0.91%		0.66%	0.60%
Gross ratio of net investment income to average net assets	0.92%		0.94%	0.91%		0.66%	0.60%
Portfolio turnover rate	123%		135%	248%	[5]	47%	41%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Without the effect of the contribution by adviser, the total return would have been (4.00)%.

4	Calculated based on the average shares outstanding during the period.

5	The portfolio turnover rate was significantly higher than in prior years due to trading in the Fund by the Fund’s new portfolio management team effective as of March 1, 2013.

022	•••	Prospectus	RS Emerging Markets VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS Investment Quality Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information	2

Additional Information About Principal Risks	7

Summary Information

RS Investment Quality Bond VIP Series

Investment Objective

To seek a high level of current income and capital appreciation without undue risk to principal.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.50%	N/A	0.06%	0.56%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$57	$179	$313	$701

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 41% of the average value of its portfolio.

02	•••	Prospectus	RS Investment Quality Bond VIP Series

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

The Series’ investment team allocates the Series’ investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally allocates its assets broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another. Within sector allocations, the Series’ investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.

The Series seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

The Series normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, loans, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Group Baa3, or BBB-, respectively, or higher or, if unrated, that has been determined by the Series’ investment team to be of comparable quality. The Series may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, up to 20% of the Series’ assets will be invested in below investment grade securities.

The Series may also invest up to 20% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Series may invest without limit in so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Series also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Series may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Series; equitizing cash; minimizing transaction costs; generating income; adjusting the Series’ sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

RS Investment Quality Bond VIP Series	Prospectus	•••	03

The Series may invest in loans of any maturity and credit quality. If the Series invests in loans, the Series’ investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Series, which may affect its ability to assess the loans as compared to investors that do receive such information.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objectives. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Foreign Securities Risk

Foreign securities (including American Depositary Receipts (ADRs) and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by Park Avenue may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses.

04	•••	Prospectus	RS Investment Quality Bond VIP Series

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series’ margin, or otherwise honor its obligations. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Series holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Series, and that the Series’ rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans often settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Series generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Credit Derivatives Risk

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more traditional securities.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is avail-

RS Investment Quality Bond VIP Series	Prospectus	•••	05

able at www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

Best Quarter
Third Quarter 2009	5.31%

Worst Quarter
Second Quarter 2013	-2.90%

Annual Total Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (5/1/83)
Class I Shares	0.33%	3.48%	4.68%	7.03%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.52%	7.36%	[1]

1	Since inception return for the Barclays U.S. Aggregate Bond Index shown in the table is since April 30, 1983, the month end prior to the inception of Class I shares.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Investment Team

Robert J. Crimmins Jr., co-portfolio manager, has managed the Series since 2004. David J. Marmon, co-portfolio manager, has managed the Series since 2013. Demetrios Tsaparas, CFA, co-portfolio manager, has managed the Series since 2013. Paul Jablansky, co-portfolio manager, has managed the Series since 2014.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

06	•••	Prospectus	RS Investment Quality Bond VIP Series

Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objectives, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Series’ redemption obligations.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objectives and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. This means they are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Series to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Series’ NAV. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Series generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Additional risks of investments in loans include:

•

Agent/Intermediary Risk — If the Series holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Series’ receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Series holds its interest in a loan through another financial institution, the Series likely would not be

RS Investment Quality Bond VIP Series	Prospectus	•••	07

able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Series relies on a financial institution to administer a loan, the Series is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

•

Collateral Impairment Risk — The terms of certain loans in which the Series may invest require that collateral be maintained to support payment of the borrower’s obligations under the loan. However, the value of the collateral may decline after the Series invests, and the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, the Series’ interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that all or some of the collateral may be illiquid.

•

Subordination Risk — Senior loans are subject to the risk that a court could subordinate them to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

•

Limited Information Risk — Because there is limited public information available regarding loan investments, the Series is particularly dependent on the analytical abilities of the Series’ investment team.

•

Settlement Risk — Transactions in many loans settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Series’ redemption obligations. In order to meet short-term liquidity needs, the Series may draw on its cash or other short-term positions, maintain short-term liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Credit Derivatives Risk

The Series may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information. Credit derivatives are also subject to the risks discussed in “Derivatives Risk.”

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign currency exchange transactions to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

08	•••	Prospectus	RS Investment Quality Bond VIP Series

If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of the Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

The values of debt securities (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Series may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. To the extent that the Series effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline.

Interest rate changes can be sudden and unpredictable, and the Series may lose money if these changes are not anticipated by Series management. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. During periods of increasing interest rates, the Series may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Series. In recent periods, governmental financial regulators, including the US Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for debt securities and on the management of the Series.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Securities with longer durations may be more sensitive to interest rate changes. For example, the price of a bond with a duration of one year would be expected to fall approximately 1% if rates were to rise by one percentage point, and the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Unlike

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the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives include transactions where the Series looks to an exchange or clearinghouse for purchases, and transactions entered into “over-the-counter” (“OTC”) (not on an exchange or contract market), where the Series will depend on the ability and the willingness of its counterparty to perform its obligations under the transaction. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives may change in value very rapidly and significantly in response to interest rate changes or other market developments, or as a result of the counterparty’s credit quality; a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may affect the amount and timing of distributions payable to shareholders, potentially requiring the Series to liquidate other investments,

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including when it is not advantageous to do so, in order to satisfy its distribution requirements. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility.

The value of an OTC derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. If the counterparty defaults, the Series will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Series could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Series. OTC derivatives generally expose the Series to greater counterparty risk than exchange-traded derivatives. If a counterparty’s obligation to the Series is not collateralized, then the Series is an unsecured creditor of the counterparty and runs the risk of having limited recourse if the counterparty defaults. Even if a counterparty’s obligations are secured by collateral, the Series’ interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. As a result, they can be highly illiquid.

Certain types of OTC derivatives, such as certain interest rate swaps and certain credit default index swaps, are required to be cleared — meaning that a central clearing organization will be substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions with a clearing organization through one or more clearing brokers. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it poses a number of additional risks. For example, cleared derivatives transactions may be more expensive to maintain than noncleared OTC transactions. They may require the Series to deposit increased amounts of margin. The transactions may be subject to unanticipated close-out by the clearing organization or a clearing broker. And the Series will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. The Series may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Series’ behalf, against any losses or costs that may be incurred as a result of the Series’ transactions on the swap execution facility. The Series also is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the adviser expects to be cleared), and no clearing member is willing to clear the transaction on the Series’ behalf.

The U.S. and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing (as discussed above), margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict the Series’ ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Series) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Series may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty credit risk. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives. See “Investments and Risks” in the Statement of Additional Information for more information.

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Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in “Investments and Risks” in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when Park Avenue would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by Park Avenue, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It

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is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Series, and the Series is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

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Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that Park Avenue might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes or to facilitate redemptions.

Defensive Strategies

At times, Park Avenue may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, Park Avenue may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that Park Avenue believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objectives.

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Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If Park Avenue misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If Park Avenue determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Loan Prepayment

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require the Series to reinvest in lower-yielding securities. This may adversely affect the Series’ NAV.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if Park Avenue misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

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Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for Park Avenue to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by Park Avenue in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objectives.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time Park Avenue determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, Park Avenue will take such steps as it considers appropriate to reduce the percentage as soon as reasonably

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practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 80% of its net assets in investment-grade debt securities may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmark

The Barclays U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Park Avenue serves as investment sub-adviser for the Series. Park Avenue is a Delaware limited liability company organized in 2015 and is a wholly-owned subsidiary of GIS. GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for the Series from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of the Series is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

Subject to such policies as the Trustees may determine, Park Avenue provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. Park Avenue is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments and choosing broker-dealers. In selecting broker-dealers, Park Avenue may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments, Park Avenue, or their affiliates or clients may hold securities issued by the same issuers as those held by the Series

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and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.50% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments and Victory Capital are proposing that the Series reorganize into an Acquiring Fund managed by INCORE Capital Management, an existing Victory Capital investment franchise. The Acquiring Fund’s investment objective, principal investment strategies and principal risks will be substantially similar to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

Robert J. Crimmins Jr., has been a co-portfolio manager of the Series since 2004.* Mr. Crimmins is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that he was an a managing director of Guardian Life since 2004 and is co-head of the investment grade portfolio management group at Guardian Life. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that he was an assistant vice president of fixed-income investments of Guardian

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Life. He holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

Paul Jablansky has been a co-portfolio manager of the Series since 2014. Paul is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. He is a managing director, head of structured products and co-head of the investment grade portfolio management group at Guardian Life. His previous investment management experience includes serving as the head of structured products at Western Asset Management from 2011 through 2013, where he was responsible for managing all aspects of structured products, including portfolio construction and management, trading, research, and surveillance. From 2010 through 2011, he was a managing director and head of non-agency mortgage-backed securities and asset-backed securities strategy at Royal Bank of Scotland. From 2008 through 2009, Paul was also co-managing partner and chief investment officer at 400 Capital Management, an investment management company he co-founded, where he focused on asset-backed, mortgage-backed, and commercial mortgage-backed strategies. Paul also served as a managing director at Banc of America Securities LLC from 2003 through 2008 and held previous positions focusing on asset-backed securities, including roles at Citigroup/Salomon Smith Barney from 1994 through 2003 and Goldman Sachs & Company from 1990 through 1994. Paul holds a B.A. in mathematics from Cornell University.

David J. Marmon has been a co-portfolio manager of the Series since 2013. David is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. David is a managing director for Guardian Life and head of public fixed income investment strategy. He has over 20 years experience in fixed income portfolio management with leadership positions in corporate credit, mortgage-backed securities as well as global developed and emerging markets. Prior to joining Guardian Life, David served as Head of Global Portfolios and US Core Portfolio Management at Fischer Francis Trees & Watts and held analyst and research positions at Chase, First Boston, and Yamaichi International in futures and options. David holds a B.A. in economics from Alma College, and an M.A. in economics from Duke University.

Demetrios Tsaparas, CFA, has been a co-portfolio manager of the Series since 2013. Demetrios is a senior director and has been with Guardian Life since 2008. He has worked on a broad range of domestic and global macro topics, including rates, currencies, inflation, and global central banks. He also helps manage the fixed income assets of Guardian Life. Prior to joining Guardian Life, he spent three years at New York Life Investment Management where he was second vice president for portfolio management, analytics and consulting. Prior to that, he was a trader and analyst for Spartan Capital Management. Demetrios has a B.A. in mathematics from College of The Holy Cross and an M.B.A. in finance from the Anderson School of Management at UCLA. He has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

*	Includes service as a co-portfolio manager of the Series’ predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

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Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of GIAC and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the

020	•••	Prospectus	RS Investment Quality Bond VIP Series

Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

RS Investment Quality Bond VIP Series	Prospectus	•••	021

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the

022	•••	Prospectus	RS Investment Quality Bond VIP Series

assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its

RS Investment Quality Bond VIP Series	Prospectus	•••	023

affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

024	•••	Prospectus	RS Investment Quality Bond VIP Series

Financial Highlights

RS Investment Quality Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$12.38		$12.18	$12.78	$12.57	$12.32

Net investment income	0.31	[3]	0.38	0.34	0.38	0.49
Net realized and unrealized gain/(loss)	(0.27)		0.30	(0.54)	0.42	0.38
Total from Investment Operations	0.04		0.68	(0.20)	0.80	0.87

Distributions from net investment income	(0.32)		(0.38)	(0.34)	(0.38)	(0.49)
Distributions from net realized capital gains	(0.12)		(0.10)	(0.06)	(0.21)	(0.13)
Total Distributions	(0.44)		(0.48)	(0.40)	(0.59)	(0.62)

Net asset value, end of period	$11.98		$12.38	$12.18	$12.78	$12.57
Total Return[1]	0.33%		5.55%	(1.63)%	6.37%	7.08%

Net assets, end of period (thousands)	$755,696		$802,377	$794,727	$760,801	$671,882
Net ratio of expenses to average net assets[2]	0.56%		0.56%	0.56%	0.56%	0.57%
Gross ratio of expenses to average net assets	0.56%		0.56%	0.56%	0.56%	0.57%
Net ratio of net investment income to average net assets[2]	2.47%		2.93%	2.72%	2.97%	3.75%
Gross ratio of net investment income to average net assets	2.47%		2.93%	2.72%	2.97%	3.75%
Portfolio turnover rate	41%		47%	199%	135%	102%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Calculated based on the average shares outstanding during the period.

RS Investment Quality Bond VIP Series	Prospectus	•••	025

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics, and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS Low Duration Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information	2

Additional Information About Principal Risks	7

Summary Information

RS Low Duration Bond VIP Series

Investment Objective

A high level of current income consistent with preservation of capital.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.45%	N/A	0.08%	0.53%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$54	$170	$296	$665

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 38% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

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The Series’ investment team allocates the Series’ investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally allocates its assets broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another.

Within sector allocations, the Series’ investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, the credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.

The Series tends to have an average duration within a range of one to three years and an average maturity between one and three years. The Series seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

The Series normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, loans, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Group Baa3, or BBB-, respectively, or higher or, if unrated, that has been determined by the Series’ investment team to be of comparable quality. The Series may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, less than 20% of the Series’ assets will be invested in below investment grade securities.

The Series may also invest up to 20% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Series may invest without limit in so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Series also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Series may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Series; equitizing cash; minimizing transaction costs; generating income; adjusting the Series’ sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Series may invest in loans of any maturity and credit quality. If the Series invests in loans, the Series’ investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Series, which may affect its ability to assess the loans as compared to investors that do receive such information.

RS Low Duration Bond VIP Series	Prospectus	•••	03

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Foreign Securities Risk

Foreign securities (including American Depositary Receipts (ADRs) and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by Park Avenue may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series’ margin, or otherwise honor its obligations. In addition, the Securities and Exchange Commission has

04	•••	Prospectus	RS Low Duration Bond VIP Series

proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Series holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Series, and that the Series’ rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans often settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Series generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Credit Derivatives Risk

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more traditional securities.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

RS Low Duration Bond VIP Series	Prospectus	•••	05

Best Quarter
Third Quarter 2009	2.44%

Worst Quarter
Second Quarter 2013	-0.86%

Annual Total Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (8/28/03)
Class I Shares	0.47%	1.33%	3.06%	2.73%
Barclays U.S. Government 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	0.57%	0.73%	2.51%	2.35%

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Investment Team

Robert J. Crimmins Jr., co-portfolio manager, has managed the Series since 2004. John Gargana, co-portfolio manager, has managed the Series since 2013. Paul Jablansky, co-portfolio manager, and David J. Marmon, co-portfolio manager, have managed the Series since 2014.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Series’ redemption obligations.

Also, the timing of movements from one type of security to another could have a negative effect on the overall performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. This means they are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Series to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Series’ NAV. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Series generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Additional risks of investments in loans include:

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Agent/Intermediary Risk — If the Series holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Series’ receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Series holds its interest in

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a loan through another financial institution, the Series likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Series relies on a financial institution to administer a loan, the Series is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

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Collateral Impairment Risk — The terms of certain loans in which the Series may invest require that collateral be maintained to support payment of the borrower’s obligations under the loan. However, the value of the collateral may decline after the Series invests, and the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, the Series’ interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that all or some of the collateral may be illiquid.

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Subordination Risk — Senior loans are subject to the risk that a court could subordinate them to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

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Limited Information Risk — Because there is limited public information available regarding loan investments, the Series is particularly dependent on the analytical abilities of the Series’ investment team.

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Settlement Risk — Transactions in many loans settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Series’ redemption obligations. In order to meet short-term liquidity needs, the Series may draw on its cash or other short-term positions, maintain short-term liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Credit Derivatives Risk

The Series may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information. Credit derivatives are also subject to the risks discussed in “Derivatives Risk.”

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign currency exchange transactions to reduce

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foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of the Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

The values of debt securities (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Series may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. To the extent that the Series effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline.

Interest rate changes can be sudden and unpredictable, and the Series may lose money if these changes are not anticipated by Series management. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. During periods of increasing interest rates, the Series may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Series. In recent periods, governmental financial regulators, including the US Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for debt securities and on the management of the Series.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Securities with longer durations may be more sensitive to interest rate changes. For example, the price of a bond with a duration of one year

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would be expected to fall approximately 1% if rates were to rise by one percentage point, and the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives include transactions where the Series looks to an exchange or clearinghouse for purchases, and transactions entered into “over-the-counter” (“OTC”) (not on an exchange or contract market), where the Series will depend on the ability and the willingness of its counterparty to perform its obligations under the transaction. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives may change in value very rapidly and significantly in response to interest rate changes or other market developments, or as a result of the counterparty’s credit quality; a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may affect the amount and timing of distributions payable

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to shareholders, potentially requiring the Series to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility.

The value of an OTC derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. If the counterparty defaults, the Series will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Series could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Series. OTC derivatives generally expose the Series to greater counterparty risk than exchange-traded derivatives. If a counterparty’s obligation to the Series is not collateralized, then the Series is an unsecured creditor of the counterparty and runs the risk of having limited recourse if the counterparty defaults. Even if a counterparty’s obligations are secured by collateral, the Series’ interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. As a result, they can be highly illiquid.

Certain types of OTC derivatives, such as certain interest rate swaps and certain credit default index swaps, are required to be cleared – meaning that a central clearing organization will be substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions with a clearing organization through one or more clearing brokers. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it poses a number of additional risks. For example, cleared derivatives transactions may be more expensive to maintain than noncleared OTC transactions. They may require the Series to deposit increased amounts of margin. The transactions may be subject to unanticipated close-out by the clearing organization or a clearing broker. And the Series will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. The Series may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Series’ behalf, against any losses or costs that may be incurred as a result of the Series’ transactions on the swap execution facility. The Series also is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the adviser expects to be cleared), and no clearing member is willing to clear the transaction on the Series’ behalf.

The U.S. and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing (as discussed above), margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict the Series’ ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Series) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Series may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty credit risk. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives. See “Investments and Risks” in the Statement of Additional Information for more information.

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Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in “Investments and Risks” in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when Park Avenue would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by Park Avenue, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any

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fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Series, and the Series is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, dealer mark-ups and bid/ asked spreads and

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transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that Park Avenue might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes or to facilitate redemptions.

Defensive Strategies

At times, Park Avenue may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, Park Avenue may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in

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other investments that Park Avenue believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If Park Avenue misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If Park Avenue determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Loan Prepayment

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require the Series to reinvest in lower-yielding securities. This may adversely affect the Series’ NAV.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if Park Avenue misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

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Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for Park Avenue to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by Park Avenue in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time Park Avenue determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, Park Avenue will take such steps as it considers appropriate to reduce the percentage as soon as reasonably

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practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 80% of its net assets in debt securities may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmark

The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. Government bonds with maturities between one and three years.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Park Avenue serves as investment sub-adviser for the Series. Park Avenue is a Delaware limited liability company organized in 2015 and is a wholly-owned subsidiary of GIS. GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for the Series from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of the Series is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

Subject to such policies as the Trustees may determine, Park Avenue provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. Park Avenue is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments and choosing broker-dealers. In selecting broker-dealers, Park Avenue may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments, Park Avenue, or their affiliates or clients may hold securities issued by the same issuers as those held by the Series

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and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.45% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments and Victory Capital are proposing that the Series reorganize into an Acquiring Fund managed by INCORE Capital Management, an existing Victory Capital investment franchise. The Acquiring Fund’s investment objective, principal investment strategies and principal risks will be substantially similar to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

Robert J. Crimmins Jr. has been a co-portfolio manager of the Series since 2004.* He is also a co-portfolio manager of the RS Investment Quality Bond VIP Series, another Series of the Trust. Robert has been a managing director of Guardian Life since 2004 and is co-head of the investment grade portfolio management group at Guardian Life. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed income investments at Guardian Life. Robert holds a B.A. in Finance from St. John’s University and an M.B.A. from Fordham University.

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John Gargana has been a co-portfolio manager of the Series since 2013. He is a managing director and head of fixed income trading at Guardian Life. He joined Guardian Life in 1991. He has been a sector portfolio manager for Guardian Life’s structured products portfolio since 2005 and an analyst and trader for structured products since 1993. John holds a B.A. in economics from Fairfield University and an M.B.A. with a concentration in finance from Clark University Graduate School of Management.

Paul Jablansky has been a co-portfolio manager of the Series since 2014. Paul is also a co-portfolio manager of the RS Investment Quality Bond VIP Series, another Series of the Trust. He is a managing director, head of structured products and co-head of the investment grade portfolio management group at Guardian Life. His previous investment management experience includes serving as the head of structured products at Western Asset Management from 2011 through 2013, where he was responsible for managing all aspects of structured products, including portfolio construction and management, trading, research, and surveillance. From 2010 through 2011, he was a managing director and head of non-agency mortgage-backed securities and asset-backed securities strategy at Royal Bank of Scotland. From 2008 through 2009, Paul was also co-managing partner and chief investment officer at 400 Capital Management, an investment management company he co-founded, where he focused on asset-backed, mortgage-backed, and commercial mortgage-backed strategies. Paul also served as a managing director at Banc of America Securities LLC from 2003 through 2008 and held previous positions focusing on asset-backed securities, including roles at Citigroup/Salomon Smith Barney from 1994 through 2003 and Goldman Sachs & Company from 1990 through 1994. Paul holds a B.A. in mathematics from Cornell University.

David J. Marmon has been a co-portfolio manager of the Series since 2014. He is also a co-portfolio manager of the RS Investment Quality Bond VIP Series, another Series of the Trust. David is a managing director for Guardian Life and head of public fixed income investment strategy. He has over 20 years experience in fixed income portfolio management with leadership positions in corporate credit, mortgage-backed securities as well as global developed and emerging markets. Prior to joining Guardian Life, David served as Head of Global Portfolios and US Core Portfolio Management at Fischer Francis Trees & Watts and held analyst and research positions at Chase, First Boston, and Yamaichi International in futures and options. David holds a B.A. in economics from Alma College, and an M.A. in economics from Duke University.

*	Includes service as a co-portfolio manager of the Series’ predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of GIAC and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life

RS Low Duration Bond VIP Series	Prospectus	•••	019

insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange

020	•••	Prospectus	RS Low Duration Bond VIP Series

rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing

RS Low Duration Bond VIP Series	Prospectus	•••	021

all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these

022	•••	Prospectus	RS Low Duration Bond VIP Series

reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

RS Low Duration Bond VIP Series	Prospectus	•••	023

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

024	•••	Prospectus	RS Low Duration Bond VIP Series

Financial Highlights

RS Low Duration Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13		Year Ended 12/31/12		Year Ended 12/31/11
Net asset value, beginning of period	$10.22		$10.30	$10.45		$10.33		$10.39

Net investment income	0.14	[3]	0.18	0.17		0.20		0.25
Net realized and unrealized gain/(loss)	(0.09)		(0.08)	(0.15)		0.12		(0.05)
Total from Investment Operations	0.05		0.10	0.02		0.32		0.20

Distributions from net investment income	(0.14)		(0.18)	(0.17)		(0.20)		(0.25)
Distributions from net realized capital gains	—		—	—	[4]	—	[4]	(0.01)
Total Distributions	(0.14)		(0.18)	(0.17)		(0.20)		(0.26)

Net asset value, end of period	$10.13		$10.22	$10.30		$10.45		$10.33
Total Return[1]	0.47%		0.92%	0.24%		3.16%		1.91%
Net assets, end of period (thousands)	$276,164		$265,514	$243,986		$209,164		$146,318
Net ratio of expenses to average net assets[2]	0.53%		0.55%	0.55%		0.56%		0.57%
Gross ratio of expenses to average net assets	0.53%		0.55%	0.55%		0.56%		0.57%
Net ratio of net investment income to average net assets[2]	1.33%		1.74%	1.75%		2.17%		2.71%
Gross ratio of net investment income to average net assets	1.33%		1.74%	1.75%		2.17%		2.71%
Portfolio turnover rate	38%		39%	60%		66%		58%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Calculated based on the average shares outstanding during the period.

4	Rounds to $0.00 per share.

RS Low Duration Bond VIP Series	Prospectus	•••	025

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS High Yield

VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information	2

Additional Information About Principal Risks	7

Summary Information

RS High Yield VIP Series

Investment Objectives

To seek current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.60%	N/A	0.29%	0.89%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$91	$284	$493	$1,096

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 148% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below

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investment grade by nationally recognized statistical ratings organizations (commonly known as “high-yield” securities or “junk bonds”) at the time of purchase or, if unrated, have been determined by the Series’ investment team to be of comparable quality.

The Series’ investment team considers several factors in purchasing and selling securities, such as the price of the security and the earnings patterns, the financial history, the management structure, and the general prospects of the issuer. The Series’ investment team considers the duration and the maturity of the Series’ portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Series invests. There is no lower limit on the rating of securities that may be in the Series. Some of the securities that the Series buys and holds may be in default.

The Series normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. An investment will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the Series’ investment team to be of comparable quality. The debt securities and other investments in which the Series invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, and loans. The Series may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.

The Series may invest in common and preferred stocks, warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Series’ assets will be invested in these types of securities.

The Series also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Series also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Series may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Series; equitizing cash; minimizing transaction costs; generating income; adjusting the Series’ sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Series may invest in loans of any maturity and credit quality. If the Series invests in loans, the Series’ investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Series, which may affect its ability to assess the loans as compared to investors that do receive such information.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objectives. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

RS High Yield VIP Series	Prospectus	•••	03

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by Park Avenue may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Foreign Securities Risk

Foreign securities (including American Depositary Receipts (ADRs) and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series’ margin, or otherwise honor its obligations. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign

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currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Series holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Series, and that the Series’ rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans often settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Series generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Credit Derivatives Risk

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more traditional securities.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ProductPortfolio/InvestmentRetirement
Products/Annuities/VariableAnnuities/PricesandPerformance/index.htm.

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Best Quarter
Second Quarter 2009	13.48%

Worst Quarter
Fourth Quarter 2008	-13.25%

Annual Total Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (9/13/99)
Class I Shares	-4.58%	3.85%	5.19%	5.06%
Barclays U.S. Corporate High-Yield Index (reflects no deduction for fees, expenses or taxes)	-4.47%	5.04%	6.96%	6.63%

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Investment Team

Kevin Booth, CFA, co-portfolio manager, has managed the Series since 2009. Paul Gillin, CFA, co-portfolio manager, has managed the Series since 2014. John Blaney, CFA, co-portfolio manager, has managed the Series since May 2015.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objectives, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Series’ redemption obligations.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objectives and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. This means they are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Series to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Series’ NAV. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Series may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Series generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Additional risks of investments in loans include:

•

Agent/Intermediary Risk — If the Series holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Series’ receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Series holds its interest in a loan through another financial institution, the Series likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Series relies on a financial institution

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to administer a loan, the Series is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

•

Collateral Impairment Risk — The terms of certain loans in which the Series may invest require that collateral be maintained to support payment of the borrower’s obligations under the loan. However, the value of the collateral may decline after the Series invests, and the value of the collateral may not be sufficient to cover the amount owed to the Series. In addition, the Series’ interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Series’ access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that all or some of the collateral may be illiquid.

•

Subordination Risk — Senior loans are subject to the risk that a court could subordinate them to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

•

Limited Information Risk — Because there is limited public information available regarding loan investments, the Series is particularly dependent on the analytical abilities of the Series’ investment team.

•

Settlement Risk — Transactions in many loans settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Series’ redemption obligations. In order to meet short-term liquidity needs, the Series may draw on its cash or other short-term positions, maintain short-term liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Credit Derivatives Risk

The Series may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Series may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information. Credit derivatives are also subject to the risks discussed in “Derivatives Risk.”

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign currency exchange transactions to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

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If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of the Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

The values of debt securities (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Series may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. To the extent that the Series effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline.

Interest rate changes can be sudden and unpredictable, and the Series may lose money if these changes are not anticipated by Series management. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. During periods of increasing interest rates, the Series may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Series. In recent periods, governmental financial regulators, including the US Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for debt securities and on the management of the Series.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Securities with longer durations may be more sensitive to interest rate changes. For example, the price of a bond with a duration of one year would be expected to fall approximately 1% if rates were to rise by one percentage

RS High Yield VIP Series	Prospectus	•••	09

point, and the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives include transactions where the Series looks to an exchange or clearinghouse for purchases, and transactions entered into “over-the-counter” (“OTC”) (not on an exchange or contract market), where the Series will depend on the ability and the willingness of its counterparty to perform its obligations under the transaction. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives may change in value very rapidly and significantly in response to interest rate changes or other market developments, or as a result of the counterparty’s credit quality; a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may affect the amount and timing of distributions payable to shareholders, potentially

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requiring the Series to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility.

The value of an OTC derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. If the counterparty defaults, the Series will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Series could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Series. OTC derivatives generally expose the Series to greater counterparty risk than exchange-traded derivatives. If a counterparty’s obligation to the Series is not collateralized, then the Series is an unsecured creditor of the counterparty and runs the risk of having limited recourse if the counterparty defaults. Even if a counterparty’s obligations are secured by collateral, the Series’ interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. As a result, they can be highly illiquid.

Certain types of OTC derivatives, such as certain interest rate swaps and certain credit default index swaps, are required to be cleared — meaning that a central clearing organization will be substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions with a clearing organization through one or more clearing brokers. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it poses a number of additional risks. For example, cleared derivatives transactions may be more expensive to maintain than noncleared OTC transactions. They may require the Series to deposit increased amounts of margin. The transactions may be subject to unanticipated close-out by the clearing organization or a clearing broker. And the Series will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. The Series may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Series’ behalf, against any losses or costs that may be incurred as a result of the Series’ transactions on the swap execution facility. The Series also is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the adviser expects to be cleared), and no clearing member is willing to clear the transaction on the Series’ behalf.

The U.S. and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing (as discussed above), margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict the Series’ ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Series) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Series may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty credit risk. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives. See “Investments and Risks” in the Statement of Additional Information for more information.

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Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments (including sanctions) that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in “Investments and Risks” in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when Park Avenue would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by Park Avenue, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any

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fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

Portfolio turnover is not a principal consideration in investment decisions for the Series, and the Series is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the

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Series, including, for example, dealer mark-ups and bid/ asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that Park Avenue might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes, to facilitate redemptions, or as part of its investment strategies.

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Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, Park Avenue may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, Park Avenue may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that Park Avenue believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objectives.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If Park Avenue misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If Park Avenue determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats

RS High Yield VIP Series	Prospectus	•••	015

commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Loan Prepayment

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require the Series to reinvest in lower-yielding securities. This may adversely affect the Series’ NAV.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if Park Avenue misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for Park Avenue to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by Park Avenue in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S.

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government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when- issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objectives.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time Park Avenue determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, Park Avenue will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmark

The Barclays U.S. Corporate High-Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

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Park Avenue serves as investment sub-adviser for the Series. Park Avenue is a Delaware limited liability company organized in 2015 and is a wholly-owned subsidiary of GIS. GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for the Series from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of the Series is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

Subject to such policies as the Trustees may determine, Park Avenue provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. Park Avenue is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments and choosing broker-dealers. In selecting broker-dealers, Park Avenue may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments, Park Avenue, or their affiliates or clients may hold securities issued by the same issuers as those held by the Series and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.60% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent annual report to shareholders.

Reorganization

December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Series and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the

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Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

John Blaney, CFA, has been a co-portfolio manager of the Series since 2015. He is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2000. He has focused on corporate credit and bank loan and high yield bond analysis since 2003. Prior to 2003, he was a structured products analyst and trader. He also helps manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, John spent three years as an investment analyst at MetLife. John holds a B.S. in finance from Trenton State College and an M.B.A. from Seton Hall University. He has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

Kevin Booth has been a co-portfolio manager of the Series and a managing director of Guardian Life since 2009 and is co-head of the high yield and loan portfolio management group at Guardian Life. Within the high yield and corporate loan portfolio management team, he is responsible for issuer and security selection for the Series, as well as industry allocations. Prior to joining Guardian Life, Kevin was a managing director at BlackRock/Merrill Lynch Investment Managers, and was co-head of BlackRock’s leveraged finance business through January 2009, specializing in portfolios consisting of leveraged bank loans, high yield bonds, and distressed obligations. He joined Merrill Lynch Investment Managers in 1991. Kevin holds a B.A. in Economics from Harpur College, SUNY Binghamton, and an M.B.A. in Finance, from New York University. Kevin is a CFA Charterholder.

Paul Gillin, CFA, has been a co-portfolio manager of the Series since 2014. He is a senior director and co-head of the high yield and loan portfolio management group at Guardian Life. Prior to joining Guardian in 2012, Paul spent 13 years as a partner and high yield portfolio manager at Rogge Global Partners and its predecessor companies. Before that, he was vice president and portfolio manager with Saudi International Bank, where he participated in the initial development and management of collateralized bond obligation, collateralized loan obligation and leveraged high yield hedge fund products. Paul also spent seven years as a managing director and portfolio manager at AIG Investment Advisers. Prior to joining AIG, he helped launch and was the initial portfolio manager for the MainStay High Yield Fund, managed by MacKay Shields Financial. Paul holds a B.S. in business administration from Villanova University, an M.B.A. from New York University, and a Chartered Financial Analyst (CFA) designation.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

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Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of GIAC and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are

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not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading

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volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

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Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

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For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS High Yield VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$6.90		$7.70	$7.71	$7.19	$7.51

Net investment income	0.43	[3]	0.50	0.54	0.53	0.63
Net realized and unrealized gain/(loss)	(0.75)		(0.56)	(0.01)	0.52	(0.32)
Total from Investment Operations	(0.32)		(0.06)	0.53	1.05	0.31

Distributions from net investment income	(0.44)		(0.53)	(0.54)	(0.53)	(0.63)
Distributions from net realized capital gains	—		(0.21)	—	—	—

Return of Capital	(0.01)		—	—	—	—
Total Distributions	(0.45)		(0.74)	(0.54)	(0.53)	(0.63)
Net asset value, end of period	$6.13		$6.90	$7.70	$7.71	$7.19
Total Return[1]	(4.58)%		(0.84)%	6.94%	14.57%	4.19%

Net assets, end of period (thousands)	$38,503		$44,533	$62,379	$72,372	$67,455
Net ratio of expenses to average net assets[2]	0.89%		0.82%	0.74%	0.76%	0.74%
Gross ratio of expenses to average net assets	0.89%		0.82%	0.74%	0.76%	0.74%
Net ratio of net investment income to average net assets[2]	6.15%		5.68%	5.90%	6.56%	7.22%
Gross ratio of net investment income to average net assets	6.15%		5.68%	5.90%	6.56%	7.22%
Portfolio turnover rate	148%		212%	92%	91%	92%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Calculated based on the average shares outstanding during the period.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

Prospectus

May 1, 2016

RS Variable Products Trust

RS S&P 500 Index VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information

RS S&P 500 Index VIP Series

Investment Objective

To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series and also does not include the fees and charges related to the insurance company separate accounts for which the Series is an investment option. If these charges were included, overall expenses would be higher. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Fee Waiver/ Expense Reimbursement[1]	Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]
Class I Shares	0.25%	N/A	0.14%	0.39%	-0.11%	0.28%

1	RS Investments has contractually agreed to pay or reimburse the Series’ expenses (excluding expenses indirectly incurred by the Series through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the extent necessary to limit Total Annual Fund Operating Expenses to 0.28%. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Series’ Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. The amounts shown reflect the fee waiver/expense reimbursement noted in the Annual Fund Operating Expenses table for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$29	$114	$208	$482

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate

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may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, the Series’ investment team purchases and maintains all or substantially all of the securities included in the S&P 500, in approximately the same percentages as such securities are included in the S&P 500. Because the Series is intended to track the performance of the S&P 500, the Series’ investment team does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization.

The Series normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Series attempts to remain fully invested in stocks.

The Series also may enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Series. The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value (“NAV”) and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Index Risk

There is no assurance that the Series will track the performance of the S&P 500 perfectly. The Series’ ability to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in the Series’ portfolio, and the frequency and timing of shareholder purchases and sales of Series shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Series. Unlike with an actively managed fund, the investment team does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of

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market decline. This means that based on market and economic conditions, the Series’ performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Series’ margin, or otherwise honor its obligations. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to invest in derivatives.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/VariableAnnuities/
PricesandPerformance/index.htm.

Best Quarter
Second Quarter 2009	15.83%

Worst Quarter
Fourth Quarter 2008	-22.10%

Annual Total Return for Class I Shares

(calendar year-end)

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Average Annual Total Returns

(periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (8/25/99)
Class I Shares	1.03%	12.27%	7.03%	4.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	4.39%

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Investment Team

Stewart M. Johnson has been the portfolio manager of the Series since 2004.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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Additional Information About Principal Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing “Summary Information” section and are described in this section. In addition, the Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and the adviser’s selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives include transactions where the Series looks to an exchange or clearinghouse for purchases, and transactions entered into “over-the-counter” (“OTC”) (not on an exchange or contract market), where the Series will depend on the ability and the willingness of its counterparty to perform its obligations under the transaction. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives may change in value very rapidly and significantly in response to interest rate changes or other market developments, or as a result of the counterparty’s credit quality; a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may

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not always exist for the Series’ derivative positions at any time. Use of derivatives may affect the amount and timing of distributions payable to shareholders, potentially requiring the Series to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility.

The value of an OTC derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. If the counterparty defaults, the Series will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Series could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Series. OTC derivatives generally expose the Series to greater counterparty risk than exchange-traded derivatives. If a counterparty’s obligation to the Series is not collateralized, then the Series is an unsecured creditor of the counterparty and runs the risk of having limited recourse if the counterparty defaults. Even if a counterparty’s obligations are secured by collateral, the Series’ interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. As a result, they can be highly illiquid.

Certain types of OTC derivatives, such as certain interest rate swaps and certain credit default index swaps, are required to be cleared — meaning that a central clearing organization will be substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions with a clearing organization through one or more clearing brokers. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it poses a number of additional risks. For example, cleared derivatives transactions may be more expensive to maintain than noncleared OTC transactions. They may require the Series to deposit increased amounts of margin. The transactions may be subject to unanticipated close-out by the clearing organization or a clearing broker. And the Series will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. The Series may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Series’ behalf, against any losses or costs that may be incurred as a result of the Series’ transactions on the swap execution facility. The Series also is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the adviser expects to be cleared), and no clearing member is willing to clear the transaction on the Series’ behalf.

The U.S. and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing (as discussed above), margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict the Series’ ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Series) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Series may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty credit risk. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Series. If the proposed rule takes effect, it could limit the ability of the Series to

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invest in derivatives. See “Investments and Risks” in the Statement of Additional Information for more information.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities, and depositary receipts, owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ investment team views as unfavorable for equity securities.

Index Risk

There is no assurance that the Series will track the performance of the S&P 500 perfectly. The ability of the Series to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in the Series’ portfolio, and the frequency and the timing of shareholder purchases and sales of shares of the Series. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Series. Unlike with an actively managed fund, the investment team does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the performance of the Series could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Additional Information About Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that Park Avenue might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

The Series may not purchase any security if as a result 25% or more of the Series’ total assets (taken at current value) would be invested in a single industry except that the Series may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Series’ investment objective.

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American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Series may borrow money for temporary purposes, to facilitate redemptions, or as part of its investment strategies.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, Park Avenue may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, Park Avenue may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that Park Avenue believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Funds

The Series may invest in exchange-traded funds (“ETFs”). ETFs are traded on exchanges and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses.

RS S&P 500 Index VIP Series	Prospectus	•••	09

The Series may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If Park Avenue misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Series has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Series, favorable or unfavorable.

Liquidity

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities or instruments during periods when Park Avenue would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Series’ investments and may lead to increased redemptions. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by Park Avenue, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Series is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ NAV.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if Park Avenue misjudges the direction of the market for a security, the Series could lose

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money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ NAV per share; in addition, a substantial reduction in the size of the Series may make it difficult for Park Avenue to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the portfolio securities of the Series might be adversely affected if one or more other investment accounts managed by Park Avenue in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series. It is possible that the Series will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Series, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

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When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) If at any time Park Avenue determines that the value of illiquid securities held by the Series exceeds 15% of its NAV, Park Avenue will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Series may, however, hold any such investments for a substantial period of time. The Series’ policy to invest at least 95% of its net assets in the stocks of companies included in the S&P 500 may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 95% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Fund Benchmark

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy.

Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index.

Additional Information on Expenses

The information shown in the Annual Fund Operating Expenses table in the section entitled “Summary Information” is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The Series’ expense ratio for the current fiscal year may be higher than the expense information presented in the table, but not to exceed the expense limitation shown due to factors such as a decline in average net assets due to market volatility or other factors.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17.7 billion in assets as of December 31, 2015. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

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Park Avenue serves as investment sub-adviser for the Series. Park Avenue is a Delaware limited liability company organized in 2015 and is a wholly-owned subsidiary of GIS. GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for the Series from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of the Series is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

Subject to such policies as the Trustees may determine, Park Avenue provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. Park Avenue is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers, and negotiating commissions. In selecting broker-dealers, Park Avenue may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments, Park Avenue, or their affiliates or clients may hold securities issued by the same issuers as those held by the Series and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2015, the aggregate advisory fee paid to RS Investments by the Series was 0.14% of the Series’ average daily net assets (including the effects of any expense reimbursements and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent annual report to shareholders.

Legal Matters

Two lawsuits have been filed relating to the Series’ investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other has been filed in Delaware Superior Court. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Series received $218,212 in the transaction. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Series, the payment of such judgments or settlements could have a material adverse effect on the Series’ NAV.

Reorganization

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Series.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Series into a corresponding, newly-formed fund within

RS S&P 500 Index VIP Series	Prospectus	•••	013

the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund.

RS Investments and Victory Capital are proposing that the Series reorganize into a corresponding Acquiring Fund managed by Compass EMP, an existing Victory Capital investment franchise. The Acquiring Fund’s investment objective, principal investment strategies and principal risks will be substantially similar to that of the Series.

The Reorganization is subject to approval by shareholders of the Series. Additional information regarding the Reorganization was provided to shareholders of record as of the record date of March 4, 2016.

Additional Information

The Trust’s Board of Trustees oversees generally the operations of the Series and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Series’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Series. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Series that you should consider in determining whether to invest. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Series and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Team Biographical Information

Stewart M. Johnson has been the portfolio manager of the Series since 2004.* Stewart was second vice president of investment information systems at Guardian Life from 2000 to 2002. Stewart received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Series’ predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

Purchases and redemptions of Series shares are made by separate accounts of GIAC and affiliates of GIAC, which own the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Series’ shares should consult with GIAC. The GIAC separate account or the GIAC affiliate buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts or the GIAC affiliate at the NAV next determined after the separate account’s or the affiliate’s purchase or redemption order is accepted by GIAC on behalf of the Series. The NAV is

014	•••	Prospectus	RS S&P 500 Index VIP Series

determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. eastern time) each day the NYSE is open.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable laws; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its Class I shares by dividing the total value of the assets attributable to Class I, less the liabilities attributable to Class I, by the number of shares of Class I that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests.

The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which the Series invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares

RS S&P 500 Index VIP Series	Prospectus	•••	015

even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Series’ shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. The fair value of one or more of the securities in the portfolio which is used to determine the Series’ NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Frequent Purchases and Redemptions

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and request daily trading activity information for the contractowners and will review such daily trading activity by contractowner account. RS Investments may seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in

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preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by a separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series has elected and intends to qualify and be treated each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. The GIAC separate accounts are the shareholders of the Series for federal income tax purposes. As a regulated investment company, the Series is generally not subject to federal income tax on its net investment income and net capital gains, if any, that it distributes to shareholders. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to diversify its assets in accordance with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the

RS S&P 500 Index VIP Series	Prospectus	•••	017

Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series.

The foregoing tax discussion is very general. The prospectuses for GIAC’s variable annuities and variable life insurance policies provide information about the federal income tax treatment for such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you at www.rsinvestments.com/VIP.htm.

Information	Approximate Date of Posting to Website
The Series’ top 10 securities holdings as of each quarter’s end	10 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	30 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the website until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”) and to affiliates of GIAC. The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, GIAC, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC are the shareholders of the Series and are entitled to vote their shares of the Series. However, GIAC has informed the Series that it will vote outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Series’ shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contractowners may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own all the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

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The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

Use of Trademarks

“S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Series. The Series is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Series.

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Financial Highlights

RS S&P 500 Index VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series. Certain information reflects financial results for a single share of the Series. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report to shareholders, which is available on request, or online at www.rsinvestments.com/VIP.htm.

	Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net asset value, beginning of period	$14.97		$13.43		$10.35	$9.12	$9.12

Net investment income	0.27	[3]	0.24	[3]	0.23	0.20	0.17
Net realized and unrealized gain	(0.12)		1.56		3.08	1.23	—
Total from Investment Operations	0.15		1.80		3.31	1.43	0.17

Distributions from net investment income	(0.28)		(0.26)		(0.23)	(0.20)	(0.17)
Total Distributions	(0.28)		(0.26)		(0.23)	(0.20)	(0.17)

Net asset value, end of period	$14.84		$14.97		$13.43	$10.35	$9.12
Total Return[1]	1.03%		13.42%		32.01%	15.68%	1.95%

Net assets, end of period (thousands)	$118,752		$129,723		$133,040	$112,834	$100,293
Net ratio of expenses to average net assets[2]	0.28%		0.28%		0.28%	0.28%	0.28%
Gross ratio of expenses to average net assets	0.39%		0.37%		0.36%	0.41%	0.38%
Net ratio of net investment income to average net assets[2]	1.75%		1.73%		1.80%	1.97%	1.76%
Gross ratio of net investment income to average net assets	1.64%		1.64%		1.72%	1.84%	1.66%
Portfolio turnover rate	3%		3%		2%	3%	3%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

3	Calculated based on the average shares outstanding during the period.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2016, as revised from time to time, and the Series’ annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The financial statements included in the Series’ annual report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus. The annual report to shareholders discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 800.221.3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at www.rsinvestments.com/VIP.htm.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202.551.8090 for information about the operation of the Public Reference Room. The Commission maintains a website at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922

STATEMENT OF ADDITIONAL INFORMATION

RS VARIABLE PRODUCTS TRUST

CLASS I SHARES

RS Large Cap Alpha VIP Series

RS Small Cap Growth Equity VIP Series

RS International VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Low Duration Bond VIP Series

RS High Yield VIP Series

RS S&P 500 Index VIP Series

May 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses (collectively, the “Prospectus”) of each of the series of RS Variable Products Trust (the “Trust”) set forth above (each a “Fund” and, collectively, the “Funds”) dated May 1, 2016, as they may be revised from time to time.

A copy of a Fund’s Prospectus can be obtained without charge upon request made to Park Avenue Securities LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253, or on the Funds’ website at www.rsinvestments.com/VIP.htm. Certain disclosure relating to the Funds has been incorporated by reference into this SAI from the Funds’ annual reports to shareholders. For a free copy of any of the foregoing annual reports, please call 1-800-221-3253.

i

TRUST INFORMATION

Trust History

RS Variable Products Trust was organized on May 18, 2006, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” A copy of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts. Prior to July 1, 2013, RS International VIP Series was known as RS International Growth VIP Series. Prior to May 1, 2011, RS High Yield VIP Series was known as RS High Yield Bond VIP Series.

Fund Classification

The Trust currently offers eight series of shares of beneficial interest, all of which are identified on the cover and discussed in this SAI, each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is also a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested, including through corporations in which the fund owns a 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust currently is authorized to offer Class I and Class II shares. The Funds currently offer only Class I shares.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values (“NAVs”) of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each Fund vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to the Funds.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or if unrated, has been determined by RS Investments or a Fund’s sub-adviser (each, an “Adviser”), as applicable, to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Options

A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Fixed Income Total Return Swaps. Certain of the Funds may enter into total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. The payment amount typically includes, among other things, income and capital gains distributions, principal repayment or credit losses. Underlying reference assets typically include, among other things, a note, bond or a securities index. A Fund may take either side in a total return swap. That is, a Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for mortgage-backed securities. In addition, because certain asset-backed securities do not have the benefit of a security interest in the underlying assets, these asset-backed securities present certain additional risks that are not present with asset-backed securities that do have the benefit of a security interest, such as mortgage-backed securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only (“PO”) securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Federal, state, and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-backed securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, the characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities

A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of a Fund’s assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into senior preferred stock purchase agreements (“SPSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. Each agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPSPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac, and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPSPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Trust-Preferred Securities

Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities

Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities include, among others, banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a to be announced (“TBA”) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding or other taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the NAV for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments, as applicable, in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custodying assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted. Because Stock Connect commenced operations in November 2014, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors through Stock Connect is largely unknown.

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.

Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Other Pooled Investment Vehicles

A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other pooled investment vehicles.

ETFs are pooled investment vehicles whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. ETFs incur administrative expenses and transaction costs in trading shares. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Fund. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield.

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Cyber Security, Operations and Technology Risks

The Funds, their service providers (including an Adviser, custodian, transfer agent, or other service providers), and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could have a material adverse affect on the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to, these systems or data within them (a “cyber-attack”), whether systems of the Funds, the Funds’ service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, the Funds’ service providers, or other market participants, impacting the ability to conduct the Funds’ operations.

Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate one or more Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Funds or their service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Funds cannot directly control any cyber security plans and systems put in place by their service providers, counterparties, issuers in which the Funds invest, or securities markets and exchanges.

Portfolio Turnover

Many of the Funds have experienced high rates of portfolio turnover in recent years and may experience high rates of portfolio turnover in the future. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests. If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

RS S&P 500 Index VIP Series is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to RS S&P 500 Index VIP Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to RS S&P 500 Index VIP Series or its Investment Adviser. S&P has no obligation to take the needs of the Investment Adviser or the owners of RS S&P 500 Index VIP Series into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of RS S&P 500 Index VIP Series or the timing of the issuance or sale of RS S&P 500 Index VIP Series or in the determination or calculation of the equation by which RS S&P 500 Index VIP Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of RS S&P 500 Index VIP Series.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RS S&P 500 INDEX VIP SERIES, OWNERS OF RS S&P 500 INDEX VIP SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.	issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.	borrow money, except to the extent permitted by applicable law from time to time;

Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

3.	act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.	(i) purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) (All Funds except RS S&P 500 Index VIP Series) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

(RS S&P 500 Index VIP Series) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective;

5.	make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

6.	purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

7.	purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations adopted pursuant to the Dodd-Frank Act may be read to include within the term “commodity” certain swap, forward, option, and other transactions that were not commonly understood to be “commodities” prior to the enactment of the Dodd-Frank Act. Fundamental investment restriction 6 will not be read to limit the ability of any Fund to make any investment that it might have made consistent with that restriction prior to the enactment of the Dodd-Frank Act.

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment (excluding investments in illiquid securities) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. The 1940 Act provides that, in the event that such asset coverage shall at any time fall below 300%, a mutual fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chairperson of the Board. In addition, each of the five standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. In connection with the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Funds’ Chief Compliance Officer.

The Funds have retained RS Investments as the Funds’ investment adviser. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds, makes investment decisions on their behalf (or retains a sub-adviser to do so), manages risks that arise from the Funds’ investments and operations, and provides administrative services to each of the Funds, all pursuant and subject to its investment advisory agreement with the Funds. With respect to any Fund for which a sub-adviser has been retained to provide advisory services, the sub-adviser provides a continuing investment program for the Fund, makes investment decisions on its behalf, and manages risks that arise from the Fund’s investments and operations, all pursuant and subject to the terms of a sub-advisory agreement and the general oversight of RS Investments. Employees of RS Investments serve as the Trust’s officers, including the Trust’s President.

The Board exercises general oversight of the services provided by RS Investments and any sub-advisers, including certain risk management functions at those firms. In the course of exercising such oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment activities and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer who reports on compliance by the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the Funds’ investment teams to receive reports regarding the management of the Funds, including certain investment risks.

The Board conducts much of its work through five standing Committees: the Audit Committee; the Brokerage and Pricing Committee; the Contract Renewal Committee; the Governance and Nominating Committee; and the Investment Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trust’s financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and acts as liaison between the Trust’s independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Bushe (chair) and Melvin, and Mmes. Goggin and Nelund. The Audit Committee met five times during the fiscal year ended December 31, 2015.

The Brokerage and Pricing Committee assists the Board in its review and oversight of the brokerage services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Funds’ Advisers; principal transactions effected by the Advisers on behalf of the Funds; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Bushe, and Melvin. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2015.

The Contract Renewal Committee assists the Board in its review and oversight of the process for the adoption, renewal, and amendment of the Funds’ material contracts, particularly those contracts that are subject to the requirements of Section 15 of the 1940 Act. The duties of the Contract Renewal Committee include reviewing information and formulating recommendations related to proposals as to changes in the material contractual arrangements relating to any of the Funds; reviewing the terms of any proposed fee waivers or expense limitations in respect of the Funds; and assisting the Board in the planning and design of the annual 15(c) contract review process. The members of the Contract Renewal Committee are Ms. Nelund (chair) and Messrs. Bushe, and Fitzsimmons. The Contract Renewal Committee met three times during the fiscal year ended December 31, 2015.

The Governance and Nominating Committee assists the Board with general matters related to the governance of the Funds, including compliance with fund governance standards, the Board’s self-assessment process, and questions of independence of members of the Board. This Committee also assists the Board with its review and oversight of the Funds’ legal and regulatory compliance activities such as reviewing information regarding proposed changes to the compliance policies or procedures of the Trust and appropriate service providers. The Governance and Nominating Committee coordinates the Board’s efforts to fill vacancies and to supervise the nomination and election of Independent Trustees. The members of the Governance and Nominating Committee are Mmes. Goggin (chair) and Nelund, and Mr. Bergman. The Governance and Nominating Committee met four times during the fiscal year ended December 31, 2015.

The Governance and Nominating Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not fewer than 45 days nor more than 75 days prior to the date of the Governance and Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance and Nominating Committee seeks Trustee candidates that uniformly exhibit a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. While the Governance and Nominating Committee does not have a formal diversity policy, the Committee expects to seek candidates that possess sufficiently diverse skill sets and characteristics that will contribute to the overall effectiveness of the Board. When considering a candidate for the Board, the Committee generally considers the manner in which each candidate’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Investment Committee assists the Board in its review and oversight of investment and portfolio management activities of the Funds. The duties of the Investment Committee include reviewing information regarding investment objectives, strategies, risks, policies, transactions, and performance affecting the Funds from time to time; attending presentations by portfolio management personnel from the Funds’ Advisers; reviewing proposed changes to the investment objectives, strategies, risks, and policies for the Funds; and considering reports provided to the Investment Committee regarding the use of, and any related limits on, new types of portfolio investments, such as new derivative instruments. The members of the Investment Committee are Messrs. Fitzsimmons (chair), Bergman, Bushe, and Melvin, and Mmes. Goggin and Nelund. The Investment Committee met four times during the fiscal year ended December 31, 2015.

The Board reviews its leadership structure periodically and believes that its structure, including without limitation its committee structure, is appropriate to enable the Board to exercise its oversight of the Funds, in light of the investment activities and other activities of the Funds, the risks presented by the Funds’ investment programs and operations, and the nature of the service provider relationships of the Funds.

Trustees and Officers – Identification and Background

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Independent Trustees

Judson Bergman, February 1957	Trustee	Since May 2006	Founder, Chair, and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999 – present)

Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987 – May 2010).	33	None

Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None

Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007 – September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None

Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm; Managing Member and Portfolio Manager, Chicago River Capital, LLC, an investment advisory firm.	33	None

Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012 – Present)	Chair, CEO, and Co-Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999 – 2005).	33	TriLinc Global Impact Fund, LLC (2012 –present)

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustee and Principal Officer

Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD” or the “Distributor”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 – February 2009).	33	None
Principal Officers

Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005 – April 2013).	N/A	N/A

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Marianne Clark, January 1969	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary	Chief Compliance Officer and Anti-Money Laundering Compliance Officer since April 2016; Assistant Secretary since April 2013	Associate General Counsel, RS Investments since December 2015; Counsel, RS Investments (January 1999-December 2015).	N/A	N/A

Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Associate General Counsel, RS Investments since December 2015; Counsel, RS Investments (February 2013-December 2015); Associate, Ropes & Gray LLP (September 2005 – February 2013).	N/A	N/A

Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012 – December 2013).	Fund Controller, RS Investments since July 2009.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to requirements imposed by the SEC, do not constitute any holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Dennis M. Bushe. Mr. Bushe’s experience as chief investment risk officer of an investment management firm, his significant experience in fixed income investment management and research, and his significant experience in financial markets risk management.

Kenneth R. Fitzsimmons Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Christopher C. Melvin Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

Matthew H. Scanlan. Mr. Scanlan’s experience as chief executive officer and president of RS Investments and his prior experience as the chief executive officer of an investment management firm.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the RS Funds overseen by the Trustees in the Fund Complex as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex
Independent Trustees
Judson Bergman	None	>$100,000
Dennis M. Bushe	None	>$100,000
Kenneth R. Fitzsimmons Jr.	None	>$100,000
Anne M. Goggin, Esq.	None	>$100,000
Christopher C. Melvin Jr.	None	$50,001 - $100,000
Gloria S. Nelund	None	$50,001 - $100,000
Interested Trustee
Matthew H. Scanlan[2]	None	$50,001 - $100,000

[1]	Because the Funds serve as underlying investment vehicles for variable annuity and life contracts, the Trustees are not eligible to invest directly in the Funds. Therefore, no Trustee owned shares of a Fund.
[2]	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

As of December 31, 2015, none of the current Independent Trustees or their immediate family members owned beneficially any class of security in RS Investments, Guardian Investor Services LLC (“GIS”), RSFD, the principal underwriter of the Funds, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, or RSFD.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). Each Fund pays its allocable portion of independent Trustee fees and expenses based on each such Fund’s NAV.

The table below sets forth the compensation received by the Trustees from each Fund and the aggregate compensation paid to the Trustees by all the funds in the RS Fund Complex for the fiscal year ended December 31, 2015, unless otherwise stated. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund’s NAV. Mr. Scanlan, as an interested trustee, is not paid compensation by the Funds.

Compensation Table

For The Year Ended December 31, 2015

Name of Fund	Judson Bergman	Dennis M. Bushe	Kenneth R. Fitzsimmons Jr.	Anne M. Goggin, Esq.	Christopher C. Melvin Jr.	Gloria S. Nelund
RS Large Cap Alpha VIP Series	$9,773	$12,297	$11,255	$11,483	$10,792	$14,877
RS Small Cap Growth Equity VIP Series	$1,078	$1,355	$1,243	$1,265	$1,190	$1,639
RS International VIP Series	$1,820	$2,290	$2,097	$2,138	$2,010	$2,770
RS Emerging Markets VIP Series	$518	$651	$596	$608	$571	$788
RS Investment Quality Bond VIP Series	$7,099	$8,938	$8,181	$8,347	$7,844	$10,811
RS Low Duration Bond VIP Series	$2,484	$3,132	$2,869	$2,925	$2,750	$3,787
RS High Yield VIP Series	$386	$485	$444	$453	$426	$587
RS S&P 500 Index VIP Series	$1,132	$1,426	$1,305	$1,332	$1,252	$1,725
Pension or Retirement Benefits Accrued as Part of Trust Expenses	$—	$—	$—	$—	$—	$—
Estimated Annual Benefits Upon Retirement	$—	$—	$—	$—	$—	$—
Total Cash Compensation From Fund Complex[1,2]	$144,000	$181,000	$166,000	$169,000	$159,000	$219,000

[1]	The Fund Complex consists of the series of the Trust and RS Investment Trust.
[2]	These amounts include fees paid during the fiscal year ended December 31, 2015 by Funds and/or series of RS Variable Products Trust that have liquidated as of the date of this Statement of Additional Information.

Codes of Ethics

The Trust, RS Investments, Park Avenue Institutional Advisers LLC (“Park Avenue”) and RSFD have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

As of April 1, 2016, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA-62NQ 7 HANOVER SQUARE NEW YORK, NY 10004	27.16%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA E-VA 72 7 HANOVER SQUARE NEW YORK, NY 10004	20.16%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	13.37%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA-60NQ 7 HANOVER SQUARE NEW YORK, NY 10004	6.97%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE 0B9 7 HANOVER SQUARE NEW YORK, NY 10004	6.48%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	5.98%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: K-PA12 7 HANOVER SQUARE NEW YORK, NY 10004	5.86%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	5.21%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	38.30%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	30.89%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA203 7 HANOVER SQUARE NEW YORK, NY 10004	10.54%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D VA 403 7 HANOVER SQUARE NEW YORK, NY 10004	7.11%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	29.20%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	23.78%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VA-44 N 7 HANOVER SQUARE NEW YORK, NY 10004	21.76%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA 71 7 HANOVER SQUARE NEW YORK, NY 10004	10.60%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	22.48%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	19.17%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	15.76%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE 0B9 7 HANOVER SQUARE NEW YORK, NY 10004	13.30%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE S/A R 08L 7 HANOVER SQUARE NEW YORK, NY 10004	11.34%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: D-VA34 NON-QUAL 7 HANOVER SQUARE NEW YORK, NY 10004	23.14%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	21.64%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE S/A R 08L 7 HANOVER SQUARE NEW YORK, NY 10004	11.06%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: KPA3 7 HANOVER SQUARE NEW YORK, NY 10004	9.27%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. E-VA 68 7 HANOVER SQUARE NEW YORK, NY 10004	8.75%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: VL3 7 HANOVER SQUARE NEW YORK, NY 10004	6.93%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. VA 22 7 HANOVER SQUARE NEW YORK, NY 10004	6.64%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	5.57%
RS LOW DUR BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	40.67%
RS LOW DUR BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE 0B9 7 HANOVER SQUARE NEW YORK, NY 10004	26.66%
RS LOW DUR BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE S/A R 08L 7 HANOVER SQUARE NEW YORK, NY 10004	20.44%
RS LOW DUR BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: L-SHARE 0L0 7 HANOVER SQUARE NEW YORK, NY 10004	5.77%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	26.77%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	24.55%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: B-SHARE S/A R 08B 7 HANOVER SQUARE NEW YORK, NY 10004	15.17%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA201 7 HANOVER SQUARE NEW YORK, NY 10004	8.87%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A N SVUL 201 7 HANOVER SQUARE NEW YORK, NY 10004	7.54%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D VA 401 7 HANOVER SQUARE NEW YORK, NY 10004	6.19%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: E-VA 70 7 HANOVER SQUARE NEW YORK, NY 10004	29.98%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: D-VA84NQ 7 HANOVER SQUARE NEW YORK, NY 10004	21.87%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	12.02%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. 7 HANOVER SQUARE NEW YORK, NY 10004	8.72%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: K-PA13 7 HANOVER SQUARE NEW YORK, NY 10004	8.60%

As of April 1, 2016, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly-owned subsidiary of Guardian Life Insurance Company of America (“Guardian Life”), owns more than 75% of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Matthew H. Scanlan, Chief Executive Officer of RS

Investments, serves as the Trust’s President and Principal Executive Officer. Ms. Nina Gupta, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Ms. Shelly Chu, Fund Controller of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. Ms. Marianne Clark, Chief Compliance Officer and Associate General Counsel of RS Investments, serves as Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Assistant Secretary of the Trust. Ms. Jessica R. Hale, Associate General Counsel of RS Investments, serves as the Assistant Secretary of the Trust. Mr. Glen M. Wong, Fund Controller of RS Investments, serves as the Trust’s Assistant Treasurer.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides administrative services for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Funds. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers. The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Park Avenue Institutional Advisers LLC

Park Avenue serves as the sub-adviser for RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield VIP Series, and RS S&P 500 Index VIP Series (the “Park Avenue Sub-Advised Funds”). Park Avenue is a wholly-owned subsidiary of GIS, which served as sub-adviser for the Park Avenue Sub-Advised Funds prior to May 1, 2015. Park Avenue and RS Investments have entered into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of Trustees of the Trust.

The Sub-Advisory Agreement will remain in effect with respect to each Park Avenue Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Park Avenue Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, Park Avenue shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to a Park Avenue Sub-Advised Fund, the Trust, or to any shareholder of a Park Avenue Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Park Avenue Sub-Advised Fund.

Management, Administrative, and Accounting Fees

Management Fees. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund.

Recent Management Fees Paid by the Funds

	Management Fees[1]	Fee Waivers/ Reimbursement Of Expenses[2]
RS Large Cap Alpha VIP Series
Year ended 12/31/15	$5,423,597	$—
Year ended 12/31/14	$5,716,541	$—
Year ended 12/31/13	$5,432,360	$—
RS Small Cap Growth Equity VIP Series
Year ended 12/31/15	$896,728	$—
Year ended 12/31/14	$856,249	$—
Year ended 12/31/13	$785,457	$—
RS International VIP Series
Year ended 12/31/15	$1,616,471	$—
Year ended 12/31/14	$1,766,187	$—
Year ended 12/31/13	$1,800,829	$—
RS Emerging Markets VIP Series
Year ended 12/31/15	$577,092	$—
Year ended 12/31/14	$701,256	$—
Year ended 12/31/13	$792,223	$—
RS Investment Quality Bond VIP Series
Year ended 12/31/15	$3,933,792	$—
Year ended 12/31/14	$4,033,526	$—
Year ended 12/31/13	$3,903,518	$—

	Management Fees[1]	Fee Waivers/ Reimbursement Of Expenses[2]
RS Low Duration Bond VIP Series
Year ended 12/31/15	$1,238,030	$—
Year ended 12/31/14	$1,150,588	$—
Year ended 12/31/13	$1,032,959	$—
RS High Yield VIP Series
Year ended 12/31/15	$256,699	$—
Year ended 12/31/14	$303,739	$—
Year ended 12/31/13	$420,760	$—
RS S&P 500 Index VIP Series
Year ended 12/31/15	$171,416	$(142,737)
Year ended 12/31/14	$214,177	$(111,878)
Year ended 12/31/13	$210,520	$(97,251)

[1]	After giving effect to any reimbursement or waiver by RS Investments.
[2]	Includes amount of management fees waived or reimbursed by RS Investments pursuant to expense limitations in effect during the period, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund. For certain Funds, RS Investments was reimbursed by GIS for a portion of the management fees it waived.

For its services under the Sub-Advisory Agreement, RS Investments will pay Park Avenue monthly fees for each Fund listed below in an amount equal to the applicable percentage set forth below of all fees due from such Fund to RS Investments for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments with respect to that Fund for such period; provided that the monthly fee due hereunder to Park Avenue in respect of a Fund shall be reduced in the same proportion as the fee due to RS Investments from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments in respect of the Fund to which Park Avenue has agreed:

Fund
RS Investment Quality Bond VIP Series	28%
RS Low Duration Bond VIP Series	28%
RS High Yield VIP Series	28%
RS S&P 500 Index VIP Series	28%

Administrative Services. RS Investments provides administrative services to each of the Funds pursuant to the Advisory Agreement with the Funds. In addition, State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, fund accounting, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Funds, as amended from time to time. For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Notwithstanding the foregoing, State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The table below states the total dollar amount in fees paid by the Funds to State Street under the administration agreement for the last three fiscal years.

Fund	Fees Paid Fiscal Year Ended 12/31/15	Fees Paid Fiscal Year Ended 12/31/14	Fees Paid Fiscal Year Ended 12/31/13
RS Large Cap Alpha VIP Series	$82,914	$106,396	$129,828
RS Small Cap Growth Equity VIP Series	$9,200	$10,683	$12,458
RS International VIP Series	$15,491	$20,426	$27,230
RS Emerging Markets VIP Series	$4,416	$6,455	$9,532
RS Investment Quality Bond VIP Series	$64,330	$76,271	$93,962
RS Low Duration Bond VIP Series	$25,251	$25,238	$27,818
RS High Yield VIP Series	$7,300	$6,425	$8,504
RS S&P 500 Index VIP Series	$13,683	$13,831	$14,763

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of RS Investments and Park Avenue is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as investment adviser or sub-adviser, in accordance with the proxy voting policies and procedures of each such Adviser. A copy or description of the proxy voting policies and procedures to be followed by each Adviser on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”). Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-221-3253 or on RS Investments’ website at www.RSinvestments.com and (2) on the SEC’s website at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds. For certain Funds, RS Investments pays a portion of its management fee to Park Avenue. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s adviser or sub-adviser, as applicable, and are not paid from any assets of the Funds or any other managed account.

In the case of the Park Avenue Sub-Advised Funds, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and Park Avenue, respectively, based on each of those company’s assets under management. Portfolio managers for the other Funds are compensated by RS Investments.

A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. For portfolio managers of Park Avenue, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life’s general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the “Guardian Assets”). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments and Park Avenue.

1) RS Investments

RS Investments’ investment professionals receive cash compensation that is a combination of salary and bonus.

RS Investments’ investment professionals are organized in teams. In most cases, an individual is a member of one team, but in some cases an individual contributes to multiple teams. For the purposes of compensation, the firm has five operating investment teams: Value, Growth, International Developed, Emerging Markets, and Solutions.

Individual salary levels are set by the team leader(s) or the team as a whole in consultation with the Chief Executive Officer, taking into account current industry norms and market data.

Bonuses are set taking into account both individual contribution and team contributions. Aggregated team-wide bonus totals are determined by the RS Investments Executive Committee. An individual investment professional’s bonus is determined by the team leader(s) or the team as a whole and the Chief Executive Officer with approval by the Executive Committee based on number of factors, including:

•	The individual’s contribution to investment performance and consistency of performance over one-, three-, and five-year periods as described above;

•	Qualitative assessment of an individual’s contributions (distinct from Fund and account performance); and

•	Experience in the industry and in the specific role in which the individual operates.

The factors set forth above may be weighted in different ways for different groups based on the nature of the investment strategies run by each team.

In addition, RS Investments’ investment professionals typically benefit from the opportunity to hold ownership interests (or options to purchase ownership interests) in the firm. To the extent an individual holds an ownership interest, he or she participates in overall firm profits.

In the case of an employee of an RS Investments-affiliated company outside the U.S. who is an “associated person” of RS Investments and who serves as portfolio manager of a Fund, the factors described above are applied independently by each RS Investments-affiliated company that employs such a portfolio manager. In such cases, RS Investments compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RS Investments on the shared service of the portfolio manager.

2) Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Park Avenue Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. The index component is based on whether the Fund’s performance exceeds the performance of its public benchmark index. The incentive compensation calculation for a given portfolio manager is based on weightings that generally reflect that portfolio manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios with similar asset class strategies. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award at its discretion based on the manager’s contribution to performance and other factors.

Ownership of Fund Shares. Because the Funds serve as underlying investment vehicles for variable annuity and life contracts, the Funds’ portfolio managers are not eligible to invest directly in the Funds. Therefore, no portfolio manager owned shares of a Fund as of December 31, 2015.

Other Accounts. Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including, in some instances, other series of the Trust and series of RS Investment Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts as of December 31, 2015, or on such other date as noted below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts[1]	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Michael Ade	4	$307,512	0	$0	4		$288,063
Stephen J. Bishop	12	$5,536,305	0	$0	8	[2]	$447,094
John Blaney	3	$1,213,621	0	$0	1		$525,882
Kevin Booth	4	$1,281,123	0	$0	1		$1,130,589
Melissa Chadwick-Dunn	11	$5,387,261	0	$0	8	[2]	$447,094
Christopher W. Clark	11	$5,387,261	0	$0	8	[2]	$447,094
Robert J. Crimmins Jr.	5	$2,013,873	0	$0	2		$18,344,580
John Gargana	2	$1,116,747	0	$0	0		$0
Paul Gillin	3	$1,213,621	0	$0	1		$525,882
Paul Hamilos	5	$3,932,763	0	$0	27	[3]	$1,739,214

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts[1]	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Robert J. Harris	5	$3,932,763	0	$0	27	[3]	$1,739,214
Paul Jablansky	5	$2,013,873	0	$0	1		$2,433,980
Stewart Johnson	1	$118,817	0	$0	1		$155,172
U-Wen Kok	3	$297,422	0	$0	0		$0
Daniel Lang	5	$3,932,763	0	$0	27	[3]	$1,739,214
Joseph M. Mainelli	5	$3,932,763	0	$0	27	[3]	$1,739,214
David J. Marmon	5	$2,013,873	0	$0	1		$0
Michael Reynal	4	$307,512	0	$0	4		$288,063
D. Scott Tracy	11	$5,387,261	0	$0	9	[2]	$447,857
Demetrios Tsaparas	3	$897,126	0	$0	0		$0

[1]	Includes all Funds of the Trust and RS Investment Trust managed by the identified portfolio manager.
[2]	The investment adviser to the account receives an advisory fee based on account performance for two of these other accounts, in which the assets total approximately $94,761,274.
[3]	The investment adviser to the account receives an advisory fee based on account performance for one of these other accounts, in which the assets total approximately $98,804,989.

Conflicts of Interest. The Advisers have informed the Trust as follows:

1) RS Investments

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Fund and such other accounts. RS Investments and its related persons, for themselves or their clients, may take a conflicting position in a security in which RS Investments has invested client assets. For example, RS Investments and its related persons, on behalf of themselves or their clients, may sell a security that a client of RS Investments continues to hold, or may buy a security that RS Investments has sold for a client.

RS Investments is not obligated to acquire for any account any security that RS Investments and its related persons may acquire for their own accounts or for the account of any other client. In addition, RS Investments may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, RS Investments may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, RS Investments may, in its discretion, cause one account that it manages to hold a security after RS Investments has caused another similarly managed account to sell the same security; or RS Investments may, in its discretion, cause one account that it manages to buy a security before RS Investments causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by RS Investments for one client may disadvantage another client.

RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering (“IPO”) is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate pro-rata those securities among those accounts based on each account’s then current total net assets. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transactions. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale.

2) Park Avenue

Portfolio managers for the Park Avenue Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Park Avenue Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Park Avenue Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Park Avenue Sub-Advised Fund. Because the Park Avenue Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Park Avenue Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in a Park Avenue Sub-Advised Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Park Avenue Sub-Advised Fund’s investment policies and with the Code of Ethics of the Funds and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of the Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. An Adviser may aggregate client sale and purchase orders for securities (which may include sale and purchase orders for an RS account) with similar orders being made simultaneously for other clients, if, in the Adviser’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for some of the Adviser’s clients will be effected simultaneously with the purchase or sale of like securities for other of the Adviser’s clients. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. Pursuant to the Adviser’s policies regarding the aggregation of transactions for clients’ accounts, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transactions. As a result, the transaction price may be more or less favorable to a client than it would have been if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. If an order is only partially filled, it is allocated among the participating accounts pro rata based upon each account’s portion of the original order amount. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and the NASDAQ Stock Market (“NASDAQ”), commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Transactions on exchanges may be executed with a broker-dealer on an agency or principal basis. Broker-dealers serving as primary market makers may be compensated by commission or from the purchase price proceeds. Purchases of underwritten public offerings or private placements include a commission or a concession paid by the issuer to a member of the underwriting syndicate or selling group. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.

Each Adviser places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. The Advisers’ agreements with their clients generally allow the Advisers to determine the brokers or dealers that the Advisers use to effect securities transactions for a client’s account and to determine the commission rate or compensation paid to the broker or dealer effecting each transaction. Each Adviser seeks best execution on its clients’ portfolio transactions except to the extent the Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, an Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, competitiveness of commission rates and spreads, size of the order, nature of the market for the security and timing of the transaction (promptness), experience of the broker-dealer, research capabilities of the broker-dealer, clearance and settlement capabilities, evaluations of execution quality by consultants, and broker credit worthiness, reputation, and integrity.

As permitted by Section 28(e) of the Exchange Act, an Adviser may, on behalf of a client, pay a broker or dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to the Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, and discussions with individual stock analysts. In addition, certain brokers may accumulate credits for the Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, the Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Advisers’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. The Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, the Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment, exchange data (e.g., quotes, volume), and access to research by the Adviser’s traders and performance analysts. Some of these services may be of value to the Advisers and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. An Adviser’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

An Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When an Adviser uses client brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, an Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available.

RS Investments maintains detailed information regarding the services and products it receives from brokers (including services and products received through commission sharing arrangements) and periodically evaluates the nature and quality of these services and products by means of a quarterly internal voting process during which RS Investments’ portfolio managers and research analysts rank brokers based on the nature and quality of the services and products they have provided. Taking into account RS Investments’ obligation to seek best execution, traders may consider such evaluations when allocating orders, as well as on their own quarterly review of broker-dealer capabilities.

RS Investments and its affiliates (including RSFD) out of their own assets and not as an additional expense to the Funds, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such payments are in addition to any sales charges and/or shareholder services fees paid by the Funds. Such payments may include, but are not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs to educate employees about the Funds; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. Additionally, such payments may result in a Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. The level of compensation paid to financial intermediaries may be fixed or may vary based upon certain factors, such as: gross sales, current assets and/or number of accounts, or such other factors as may be agreed between the parties. In some instances, this compensation may be made to financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Funds. Financial intermediaries may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

In some circumstances, payments to financial intermediaries may be significant and may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by RS Investments and its affiliates, including RSFD, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Some broker-dealers have entered into agreements with RSFD to sell shares of the Funds to the broker-dealers’ clients. Based on RS Investments’ interest in a broker-dealer’s continued sale of shares of the Funds, RS Investments may have an incentive to select these broker-dealers to execute transactions for RS Investments’ clients, rather than selecting broker-dealers based on a client’s interest in receiving best execution. RS Investments has adopted procedures designed to prevent RS Investments’ traders from taking into account a broker-dealer’s promotion or sale of the Funds’ shares when selecting broker-dealers to effect transactions.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Unless noted otherwise, changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, and are not reflective of a material change in investment strategy.

	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/13
RS Large Cap Alpha VIP Series	$848,235	$1,200,684	$1,218,140
RS Small Cap Growth Equity VIP Series[1]	$180,620	$240,000	$217,139
RS International VIP Series[2]	$445,918	$951,843	$757,139
RS Emerging Markets VIP Series[3]	$263,994	$407,475	$499,189
RS Investment Quality Bond VIP Series	$10,903	$—	$—
RS Low Duration Bond VIP Series	$43,738	$—	$—
RS High Yield VIP Series	$729	$—	$—
RS S&P 500 Index VIP Series	$4,288	$4,872	$4,731

[1]	The decrease in commissions for RS Small Cap Equity VIP Series for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.
[2]	The decreases in commissions for RS International VIP Series for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the years.
[3]	The increase in commissions for RS Emerging Markets VIP Series for the fiscal years ended December 31, 2013 as compared to the fiscal year ended December 31, 2014 and December 31, 2015 was generally due to a change in the portfolio management team during the year.

Of the amounts shown in the preceding table for the fiscal year ended December 31, 2015, the following table provides the amounts of such brokerage commissions paid by the Funds to brokers who provided research services or other services to RS Investments, RSFD, or GIS and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.1

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Large Cap Alpha VIP Series	$848,235	$238,099
RS Small Cap Growth Equity VIP Series	$180,620	$70,976
RS International VIP Series	$445,918	$138,903
RS Emerging Markets VIP Series	$263,994	$62,402
RS Investment Quality Bond VIP Series	$10,903	$—
RS Low Duration Bond VIP Series	$43,738	$—
RS High Yield VIP Series	$729	$—
RS S&P 500 Index VIP Series	$4,288	$—

[1]	Prior to June 1, 2014, GIS served as the principal underwriter and distributor of the Funds’ shares.

The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2015, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of December 31, 2015:

Fund	Broker or Dealer	Value as of December 31, 2015
RS Investment Quality Bond VIP Series	Bank of America Corp.	$14,453,435
RS Investment Quality Bond VIP Series	Citigroup, Inc.	$5,034,005
RS Investment Quality Bond VIP Series	Credit Suisse	$2,429,416
RS Investment Quality Bond VIP Series	JP Morgan Chase & Co.	$11,555,452
RS Investment Quality Bond VIP Series	Morgan Stanley	$7,374,106
RS Investment Quality Bond VIP Series	The Goldman Sachs Group, Inc.	$7,043,163
RS Investment Quality Bond VIP Series	Well Fargo & Co.	$5,795,760
RS Low Duration Bond VIP Series	Bank of America Corp.	$2,492,852
RS Low Duration Bond VIP Series	Well Fargo & Co.	$101,680
RS Low Duration Bond VIP Series	UBS Group AG	$1,247,908
RS Low Duration Bond VIP Series	Citigroup, Inc.	$1,997,048
RS Low Duration Bond VIP Series	Barclays Bank PLC	$746,666
RS Low Duration Bond VIP Series	Deutsche Bank AG	$2,230,868
RS Low Duration Bond VIP Series	Morgan Stanley	$1,001,155
RS S&P 500 Index VIP Series	Bank of America Corp.	$1,134,965
RS S&P 500 Index VIP Series	Well Fargo & Co.	$1,636,453
RS S&P 500 Index VIP Series	The Bank of New York Mellon Corp.	$291,796
RS S&P 500 Index VIP Series	Citigroup, Inc.	$998,465
RS S&P 500 Index VIP Series	JP Morgan Chase & Co.	$1,574,221
RS S&P 500 Index VIP Series	Morgan Stanley	$311,166
RS S&P 500 Index VIP Series	The Goldman Sachs Group, Inc.	$463,191
RS Large Cap Alpha VIP Series	Well Fargo & Co.	$24,957,763
RS Large Cap Alpha VIP Series	JP Morgan Chase & Co.	$41,137,350
RS International VIP Series	UBS Group AG	$1,683,640

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer (or his or her designee) or, where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”), only if the Trust’s Chief Compliance Officer or an Authorized

Person determines that disclosure of a Fund’s portfolio holdings to a third party is in the best interests of the Fund’s shareholders. Portfolio holdings information may be disclosed if required by applicable law or requested by any governmental authority. RS Investments also may confirm to the issuer of a security that a Fund currently holds such security.

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of RS Investments can access their portfolio holdings from their custodian and are not subject to the Funds’ portfolio holdings disclosure policy. Some of the registered investment companies that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ website in such scope and form and with such frequency as RS Investments may reasonably determine. The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on RS Investments’ website (assuming that the Fund discloses in its Prospectus that such information is available on RS Investments’ website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the Trust’s Chief Compliance Officer or an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving such information, or any representatives of such third party receiving such information, will be required to agree in writing to keep such information confidential and use it for an agreed upon legitimate business purpose. RS Investments’ Legal Department reviews any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Advisers and their affiliates and the Funds’ custodian, administrator, sub-administrator and accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict of interest, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from the Trust’s Chief Compliance Officer or an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: RS Investments (the Funds’ investment adviser); Park Avenue (the sub-adviser to certain Funds); State Street (the Funds’ custodian); The Northern Trust Company (provider of “middle office” services); PricewaterhouseCoopers LLP (the Funds’ independent registered public accounting firm); RR Donnelley (financial printer); Institutional Shareholder Services Inc. (the proxy voting service provider and the service provider that has been retained to submit class action claims on behalf of the Funds). Each recipient, except the Funds’ independent registered public accounting firm and the Funds’ financial printer, receives the portfolio holdings information on a daily basis. Each of the Funds’ independent registered public accounting firm and the Funds’ financial printer receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES

RSFD, One Bush Street, Suite 900, San Francisco, California, 94104, is the principal underwriter of the Funds’ shares. The Trust has entered into a distribution agreement with RSFD (the “Distribution Agreement”), which governs the sale and distribution of shares of the Funds. Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations. RSFD receives no compensation from the Trust or from purchasers of the Funds’ shares for acting as distributor of the Class I shares. Prior to June 1, 2014, GIS, 7 Hanover Square, New York, NY 10004, served as the principal underwriter of the Funds’ shares, pursuant to a distribution agreement by and between the Trust and GIS (the “GIS Distribution Agreement”). The material provisions of the GIS Distribution Agreement were substantially similar to the material provisions of the Distribution Agreement, described below.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify RSFD and its officers, directors and agents with respect to certain liabilities.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. Shareholder account services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

RSFD may compensate financial intermediaries for the account services they provide. The compensation paid by RSFD to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by RSFD to different financial intermediaries varies.

Certain of the Funds may reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement (“RSFD Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. Such payments received by GIS while serving as principal underwriter of the Funds’ shares are referred to herein as “GIS Services Reimbursements.”

Because the Funds pay service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

There were no RSFD Services Reimbursements or GIS Services Reimbursements during the fiscal year ended December 31, 2015. No other commissions and compensation were paid by any of the Funds to RSFD or GIS during the fiscal year ended December 31, 2015.

HOW NET ASSET VALUE IS DETERMINED

Each Fund calculates the NAV of its class of shares by dividing the total value of the assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class that are outstanding.

Each Fund determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the principal exchange on which the security trades. Securities not traded on any securities exchange (including NASDAQ) and for which over-the-counter prices are readily available generally will be valued at the last reported sale price on the US OTC Bulletin Board, or, if no sales are reported, at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If a Fund’s assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated (or estimated) bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. An independent pricing service may use pricing models or other valuation methodologies. Repurchase agreements are carried at cost. Options are valued at the official closing price on the exchange on which they are primarily traded, or, if such price is not available, at the last sale price on that exchange. Financial futures contracts and options on financial futures contracts are valued at the last posted settlement price on the market where they are primarily traded. Short positions are generally valued at the last reported sale price or, if no sales are reported, at the last daily ask quotation. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the NYSE. Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. The prospectuses for registered open-end investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing.

The fair value of securities is intended to reflect the amount that a Fund could reasonably expect to receive for such securities upon their current sale, and therefore requires an estimation of the amount that an arm’s-length buyer, under the circumstances, would currently pay for such securities. The valuation procedures applied in any specific instance are likely to vary from case to case.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. A Fund may determine the fair values of those securities in accordance with the Trust’s guidelines and procedures. For all Funds except RS International VIP Series and RS Emerging Markets VIP Series, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE; for RS International VIP Series and RS Emerging Markets VIP Series, the value of the Funds’ investments in foreign equity securities generally will be determined by an independent pricing service using such pricing models every day, regardless of movements in the U.S. markets. The fair value of one or more of the securities in the portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

TAXES

The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by insurance company separate accounts and certain other permitted investors. If this is not the case, the person or persons determined to own the Fund shares will be taxed currently on Fund distributions, and on the proceeds of any redemption of Fund shares, under the Code rules. For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of the Fund, no attempt is made here to describe the tax aspects of an investment in these Funds in particular.

Each Fund has elected and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

In order to qualify and be treated as a regulated investment company, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other dispositions of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns 20% or more voting interests (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above. Also, for purposes of clause (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. MLPs, if any, in which a Fund invests may qualify as QPTPs, or may be treated as “regular” partnerships, a “passive foreign investment company” or a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs.

If a Fund were to fail to meet the income, diversification or distribution test applicable to regulated investment companies described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, (1) the Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company segregated asset account invested in the Fund would be unable to look through to the assets of the Fund for the purpose of satisfying the diversification requirements described below with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions of earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account. If a Fund is subject to the excise tax and it fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income for that year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year (December 31 of that year if the Fund is permitted to and so elects), plus any such amounts retained from the prior year, the Fund will pay a 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 of a calendar year (unless the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.

If a Fund’s shareholders are expected to be certain life insurance companies which hold Fund shares through “segregated asset accounts,” contract holders will not be subject to income tax currently on income or gains realized with respect to certain variable annuity contracts and variable life insurance contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1⁄2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Currently, the shareholders of the Trust and its Funds are participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance contracts and other variable insurance contracts. In the future, the Funds may have other shareholders permitted under Code Section 817(h) and the regulations thereunder.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, and place certain limitations on assets of each insurance company separate account used to fund variable annuity contracts and variable life insurance contracts. Under certain circumstances, Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account for purposes of these diversification requirements. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to satisfy the Section 817(h) requirements would generally cause the variable annuity contracts and the variable life insurance contracts investing in the Fund to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has blessed a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Most, although not necessarily all of the Funds have an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisors, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Funds as described above, including retroactively. In addition, there can be no assurance that the Funds will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

The Trust therefore may find it necessary, and reserves the right, to take action to assure that a variable annuity contract or variable life insurance contract continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

A Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in “taxable mortgage pools” (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company segregated asset account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company segregated asset account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

A Fund may be subject to foreign withholding or other taxes on income from and gains or proceeds on dispositions of foreign securities; such taxes decrease the Fund’s yield on such securities.

Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. A Fund is permitted to make certain elections to avoid the imposition of that tax. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in derivative instruments (including options, futures, forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

State Street Bank and Trust Company, 200 Newport Avenue, Quincy, Massachusetts 02171, serves as the Funds’ transfer agent, dividend-paying agent, and custodian (the “Custodian”). The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Custodian does not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, audit related services, tax return review, tax consulting services and assistance in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

Annual Reports to Shareholders

The audited financial statements, financial highlights, and reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Funds, included in the Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2015, as filed electronically on Form N-CSR on March 9, 2016 (File No. 811-21922; Accession No. 0001193125-16-497931), are incorporated by reference into this SAI. The Funds’ Annual Reports to Shareholders are available by calling the Funds at 1-800-221-3253 or by visiting the Funds’ website at www.rsinvestments.com/VIP.htm or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

A-1

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A-2

APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-221-3253; (ii) on RS Investments’ website at www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

I. RS Investment Management Co. LLC

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RSIM”) votes the securities owned by its advisory clients for which RSIM exercises voting authority and discretion (the “Proxies”). The advisory clients for which RSIM votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of RSIM’s clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; RSIM takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to RSIM, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which RSIM votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of RSIM, in accordance with RSIM’s fiduciary duties. RSIM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to address material conflicts of interest on the part of RSIM or its affiliates that might affect RSIM’s voting decisions on behalf of its clients. All RSIM personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of RSIM to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. RSIM reserves the right to abstain on any particular vote or otherwise refrain from voting on any matter if in the judgment of RSIM, the circumstances make such an abstention or refraining otherwise advisable and in the best interest of its clients.

For example, the cost of voting the proxy may exceed the expected benefit to the client. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that result in a holding becoming illiquid for a period of time) and limitations that impede or make the exercise of shareholder rights impractical. These limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In-person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	The need to grant local agents powers of attorney to facilitate voting instructions;

•	Proxy materials or ballots not being readily available; and

In addition, voting rights or rights to consent with respect to securities that have been placed on loan by a client or a client’s custodian generally pass to the borrower, which may interfere with RSIM’s ability to vote on shareholder matters. In these and similar circumstances, RSIM may not, or may be unable to, act on specific proxy matters. With respect to securities held by the series of RS Investment Trust and RS Variable Products Trust that have been placed on loan, however, RSIM recognizes that it retains the right to call the loans at any time on reasonable notice and it will call the loans, vote proxies, or otherwise obtain the rights to vote or consent if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment (as determined by the Committee (as defined below)).

Absent any legal or regulatory requirement to the contrary, it is generally the policy of RSIM to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Registered investment company clients disclose the votes cast on their behalf by RSIM in accordance with their legal and regulatory requirements. Any other institutional client of RSIM can obtain details of how RSIM has voted the securities in its account by contacting the client’s designated client service representative.

Proxy Policy Committee

Certain aspects of the administration of this Policy are governed by a Proxy Policy Committee (the “Committee”). The Committee is currently comprised of compliance, legal, and operations personnel, including the Chief Compliance Officer (or his or her designee) (the “CCO”). The Committee may change its structure or composition from time to time.

The Committee:

1.	Considers the Compliance Department’s determination as to the absence or presence of a material conflict of interest arising out of Special Votes and proposed Overrides of the Guidelines (each as defined below).

2.	Meets to consider abstaining from a particular vote or refraining from voting on any matter, Overrides of the Guidelines and Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the CCO shall determine.

3.	Generally holds a regular meeting during each calendar quarter, at which the Committee reviews the proxy voting activity from the prior quarter, including a sample of the proxy votes to determine whether the votes taken complied with this Policy and the Guidelines. The Committee also reviews a sample of the proxy votes that relate to certain proposals the Committee determines require more analysis.

4.	Reviews the existing Guidelines and this Policy at least once each calendar year to, among other things, make sure the Guidelines and this Policy have been implemented effectively and continue to be reasonably designed to ensure that Proxies are voted in the best interests of clients. In connection with such review, the Committee may recommend any changes to the Guidelines and this Policy to the CCO.

Except as otherwise described herein, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. A record of any decision made by less than a unanimous vote of the members of the Committee present at the meeting shall be maintained in the Committee’s records. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

A. The Proxy Voting Service Provider

When considering whether to retain a proxy voting service provider, RSIM must determine whether the proxy voting service provider has the capacity and competency to adequately analyze proxy issues. In making this determination, RSIM will consider, among other things:

1.	The adequacy and quality of the proxy voting service provider’s staffing and personnel;

2.	The robustness of the proxy voting service provider’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest;

3.	The proxy voting service provider’s policies and procedures regarding its ability to detect proxies and vote them in a timely manner; and

4.	Any other considerations appropriate in considering the nature and quality of the services provided by the proxy voting service provider.

RSIM has retained a proxy voting service provider (the “Proxy Voting Service Provider”) to handle the operational aspects of voting Proxies for the accounts of its advisory clients. The Proxy Voting Service Provider receives a daily electronic feed of all holdings in the accounts of clients for which RSIM has proxy voting authority, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voting Service Provider. As a result of RSIM’s decision to use the Proxy Voting Service Provider, there is generally no physical handling of Proxies by RSIM personnel. In addition, the Proxy Voting Service Provider prepares analyses of, and recommendations on, most matters submitted to a shareholder vote.

The CCO will coordinate with the Proxy Voting Service Provider to ensure that the Proxy Voting Service Provider updates RSIM of:

5.	Changes to the Proxy Voting Service Provider’s conflict policies and procedures; and

6.	Certain material business changes, including with respect to the Proxy Voting Service Provider’s capacity and competency to provide proxy voting advice.

The Committee shall review such changes and address any conflicts that have arisen.

B. Voting

In advance of the deadline for any particular vote, the Proxy Voting Service Provider posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis, recommendation, or other information that the Proxy Voting Service Provider has prepared with respect to the vote. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

RSIM has adopted proxy voting guidelines, as amended from time to time, (the “Guidelines”) that set forth how RSIM plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RSIM, the Proxy Voting Service Provider will automatically vote in accordance with the Guidelines.

RSIM reserves the right to override the Guidelines when it considers that such an Override (as defined below) would be in the best interest of its clients, taking into consideration relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that (1) are not governed by the Guidelines or (2) warrant review by a portfolio manager or investment analyst (because of, for example, the nature of the matter presented to security holders or the percentage of the issuer’s shares to be voted by RSIM) (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

The Compliance Department is responsible for ensuring that the actions required by this Policy and the voting of the Proxy itself will be conducted in a timely manner, and will set internal deadlines as necessary.

C. Procedures for Overriding the Guidelines

If any portfolio manager or investment analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RSIM to vote in a manner inconsistent with the Guidelines (an “Override”), the procedures set forth below shall apply.

In the case of a portfolio manager or investment analyst who believes RSIM should vote in a manner inconsistent with the Guidelines, he or she first must submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RSIM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RSIM to the company on whose behalf Proxies are being solicited, personal shareholdings of any RSIM personnel in the company, differing interests of clients or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to two members of the Committee for ratification. If two members of the Committee agree that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct the Proxy Voting Service Provider accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. In the case of a material conflict of interest relating to a member of the Committee, such member shall recuse himself of herself from the matter. As part of its deliberations, the Committee will review, as applicable, the following:

1.	A description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

2.	Data regarding client holdings in the relevant issuer;

3.	Information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

4.	The vote indicated by the Guidelines, together with any relevant information provided by the Proxy Voting Service Provider; and

5.	The rationale for the request for an Override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or investment analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of RSIM’s clients. The Compliance Department will then inform the Proxy Voting Service Provider of this decision and instruct the Proxy Voting Service Provider to vote accordingly. The Committee may vote to authorize an Override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an Override would be in the best interests of the clients in question. Whether or not the Committee authorizes an Override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

D. Procedures Regarding Special Votes

If the Compliance Department is informed by the Proxy Voting Service Provider or otherwise becomes aware of a Special Vote, it will submit the matter to the appropriate portfolio manager or investment analyst for review. If the portfolio manager or investment analyst determines to vote in a manner that is consistent with both the Guidelines (to the extent that the matter is addressed in the Guidelines) and the recommendation of the Proxy Voting Service Provider, the Compliance Department will then instruct the Proxy Voting Service Provider to vote based on the determination of the portfolio manager or investment analyst, as the case may be. If the portfolio manager or investment analyst determines to vote in a manner that is inconsistent with either of the Guidelines or the recommendation of the Proxy Voting Service Provider, the Compliance Department will determine whether or not the Special Vote involves a material conflict of interest on the part of RSIM. As with cases of recommended Overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to two members of the Committee for ratification. If two members of the Committee determine that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct the Proxy Voting Service Provider to vote based on the determination of the portfolio manager or investment analyst, as the case may be. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. In the case of a material conflict of interest relating to a member of the Committee, such member shall recuse himself of herself from the matter. As part of its deliberations, the Committee will review, as applicable the following:

1.	A description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

2.	Data regarding client holdings in the relevant issuer;

3.	Information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

4.	Analysis prepared by the Proxy Voting Service Provider with respect to the Special Vote; and

5.	Other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform the Proxy Voting Service Provider of this decision and instruct the Proxy Voting Service Provider to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by RSIM personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an Override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Subadvisers

For certain series (the “Funds”) of RS Investment Trust and RS Variable Products Trust, RSIM, the Funds’ investment adviser, retains investment management firms (“Subadvisers”) to provide day-to-day investment management services to the Funds pursuant to subadvisory agreements. RSIM may delegate Proxy voting authority with respect to a Fund to a Subadviser. Pursuant to such delegation, a Subadviser is authorized to vote Proxies on behalf of the applicable Fund or Funds for which it serves as subadviser, in accordance with the Subadviser’s proxy voting polices and procedures. RSIM believes that this delegation is in the best interest of Fund shareholders. RSIM’s decision stems from a belief that it is a Subadviser that is responsible for the day-to-day portfolio management and is, accordingly, most knowledgeable about actions that will affect the value of Fund securities. RSIM reserves the right, however, to revoke such delegation if it deems such revocation appropriate.

Recordkeeping

All records required to be maintained pursuant to these policies and procedures shall be maintained in accordance with RSIM’s Record Retention Policy.

Administration of Policies and Procedures

The CCO is responsible for the communication of these policies and procedures to the appropriate personnel. The CCO will periodically review these policies and procedures and is responsible for obtaining any required approvals before these policies and procedures are amended in a material respect.

II. Park Avenue Institutional Advisers LLC

Introduction

In its capacity as investment sub-adviser to RS S&P 500 Index VIP Series, and certain other Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

PART C. OTHER INFORMATION

Item 28. Exhibits.

a.	Agreement and Declaration of Trust of RS Variable Products Trust (the “Registrant” or “Trust”).(A)

b(i).	By-Laws of Registrant.(A)

b(ii).	By-Laws of Registrant as amended through November 7, 2007.(G)

c(i).	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights.(A)

c(ii).	Portions of By-Laws Relating to Shareholders’ Rights.(A)

d(i)(a).	Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant.(B)

d(i)(b).	Amended Schedule 1 to Investment Advisory Agreement.(E)

d(ii).	Sub-Advisory Agreement between RS Investment Management Co. LLC and Park Avenue Institutional Advisers LLC.(K)

e(i).	Distribution Agreement between Registrant and RS Funds Distributor LLC.(K)

e(ii).	Participation Agreement among Registrant, RS Investment Management Co. LLC, RS Funds Distributor LLC, and The Guardian Insurance & Annuity Company, Inc.(filed herewith)

f.	Inapplicable.

g(i).	Master Custodian Agreement between Registrant, RS Investment Trust, and State Street Bank and Trust Company.(C)

g(ii).	Side Letter from Registrant and RS Investment Trust to State Street Bank and Trust Company dated July 31, 2007, pursuant to the Master Custodian Agreement between Registrant, RS Investment Trust, and State Street Bank and Trust Company.(E)

g(iii)	Amendment to Master Custodian Agreement.(L)

g(iv)	Second Amendment to Master Custodian Agreement.(K)

h(i)(a).	Transfer Agency and Service Agreement between The Guardian Stock Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Variable Contracts Funds, Inc. (formerly known as The Guardian Stock Fund, Inc.) and the Registrant.(B)

h(i)(b).	Transfer Agency and Service Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Bond Fund, Inc. and the Registrant.(B)

h(i)(c).	Transfer Agency and Service Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Cash Fund, Inc. and the Registrant.(B)

h(i)(d).	Second Amendment to Transfer Agency and Service Agreement.(K)

h(ii)(a).	Administration Agreement between Registrant, RS Investment Trust, and State Street Bank and Trust Company.(D)

h(ii)(b).	Amendment to Administration Agreement.(K)

i.	Opinion and Consent of Ropes & Gray LLP.(previously filed)

j.	Consent of PricewaterhouseCoopers LLP.(filed herewith)

k.	Inapplicable.

l.	Inapplicable.

m.	Inapplicable.

n.	18f-3 Plan.(H)

o.	Reserved.

p(i).	Code of Ethics of RS Investment Management Co. LLC and RS Funds Distributor LLC.(K)

p(ii).	Code of Ethics for the Registrant and RS Investment Trust.(K)

p(iii).	Code of Ethics for the Independent Trustees of the Registrant and RS Investment Trust.(K)

p(iv).	Code of Ethics of Park Avenue Institutional Advisers LLC.(K)

q(i).	Powers of Attorney for the following Trustees of the Registrant and RS Investment Trust: Judson Bergman, Dennis M. Bushe, Kenneth R. Fitzsimmons Jr., Anne M. Goggin, Christopher C. Melvin Jr., and Gloria S. Nelund.(I)

q(ii).	Power of Attorney for the Treasurer and Principal Financial and Accounting Officer of the Registrant and RS Investment Trust: Shelly (Tam) Chu.(J)

q(iii).	Power of Attorney for the following Trustee of the Registrant and RS Investment Trust: Matthew H. Scanlan.(J)

(A)	Previously filed as part of the Trust’s Registration Statement filed June 30, 2006.
(B)	Previously filed as part of Post-Effective Amendment No. 1 to the Trust’s Registration Statement filed February 14, 2007.
(C)	Previously filed as part of Post-Effective Amendment No. 4 to the Trust’s Registration Statement filed May 9, 2007.
(D)	Previously filed as part of Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed July 23, 2007.
(E)	Previously filed as part of Post-Effective Amendment No. 6 to the Trust’s Registration Statement filed February 29, 2008.
(F)	Previously filed as part of Post-Effective Amendment No. 7 to the Trust’s Registration Statement filed May 1, 2008.
(G)	Previously filed as part of Post-Effective Amendment No. 8 to the Trust’s Registration Statement filed February 27, 2009.
(H)	Previously filed as part of Post-Effective Amendment No. 13 to the Trust’s Registration Statement filed March 2, 2011.
(I)	Previously filed as part of Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed April 30, 2013.
(J)	Previously filed as part of Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed April 30, 2014.
(K)	Previously filed as part of Post-Effective Amendment No. 23 to the Trust’s Registration Statement filed April 30, 2015.
(L)	Previously filed as part of Post-Effective Amendment No. 78 to the RS Investment Trust’s Registration Statement filed December 23, 2009.

Item 29.	Persons Controlled By or Under Common Control With Registrant.

RS Investment Management Co. LLC (“RS Investments”) is the investment adviser for each of the series of the Registrant. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments. GIS is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). From time to time, RS Investments or its affiliates, including GIS and Guardian Life, may beneficially own more than 25% of the outstanding shares of certain RS funds, particularly in the case of new funds, and thus may be deemed to “control” such funds within the meaning of Section 2(a)(9) of the Investment Company Act of 1940, as amended (the “1940 Act”).

RS Funds Distributor LLC (“RSFD”) is the principal underwriter and distributor of each of the series of the Registrant. RSFD is a wholly-owned subsidiary of RS Investments.

Item 30.	Indemnification.

Under the terms of the Registrant’s Declaration of Trust, the Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by the Registrant under the 1940 Act.

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

Item 31.	Business and Other Connections of Investment Adviser.

RS Investment Management Co. LLC

Except as set forth below, the officers and directors of RS Investments have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of RS Investments or certain of its affiliates. Certain directors, officers, and members of RS Investments serve as officers or trustees of the Registrant as set forth under the caption “Management of the Funds” in the Registrant’s Statement of Additional Information, forming part of this Registration Statement. The principal business address of each individual in his or her capacity as director of RS Investments is c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

Name	Position with RS Investments	Other Substantial Business, Profession, Vocation or Employment
Marc Costantini	Director	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America.

Scott Dolfi	Director	Chief Operating Officer, The Guardian Life Insurance Company of America.

Deborah L. Duncan	Director	Executive Vice President and Chief Financial Officer, Fremont Group.

Jonathan T. Fayman	Chief Financial Officer

Deanne M. Mulligan	Chair and Director	President and Chief Executive Officer, The Guardian Life Insurance Company of America.

Thomas G. Sorell	Director	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America; Executive Vice President and Chief Investment Officer, The Guardian Insurance & Annuity Company, Inc.; Executive Vice President & Chief Investment Officer, Park Avenue Investment Advisers LLC; Executive Vice President & Chief Investment Officer, Guardian Investor Services LLC; Executive Vice President and Chief Investment Officer of various other Guardian subsidiaries.

Bryan Tutor	Chief Operating Officer	Chief Operating Officer, RS Funds Distributor LLC.

Park Avenue Institutional Advisers LLC

Park Avenue Institutional Advisers LLC (“Park Avenue”) serves as investment sub-adviser for each of RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield VIP Series, and RS Money Market VIP Series, five series of the Registrant. Park Avenue is responsible for the day-to-day management of the five Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. Park Avenue is a Delaware limited liability company and is a wholly-owned subsidiary of GIS. Park Avenue is located at 7 Hanover Square, New York, New York 10004.

A list of Park Avenue’s officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with Park Avenue	Other Substantial Business, Profession, Vocation or Employment
Michael B. Cefole	Manager and President	Senior Vice President and Profit Center Officer, Retirement Solutions, The Guardian Life Insurance Company of America; President and Director, The Guardian Insurance & Annuity Company, Inc.; Manager, Park Avenue Securities LLC.

Michael N. Ferik	Manager	Senior Vice President, Individual Life, The Guardian Life Insurance Company of America; Director, Family Service Life Insurance Company; Director, Sentinel American Life Insurance Company; Director, Berkshire Life Insurance Company of America; Director, Park Avenue Life Insurance Company; Director, Innovative Underwriters, Inc.

John H. Flannigan	Manager	Senior Vice President and Corporate Controller, The Guardian Life Insurance Company of America; Director, Family Service Life Insurance Company; Director, Sentinel American Life Insurance Company; Director, Park Avenue Life Insurance Company; Director, Innovative Underwriters, Inc.

John H. Walter	Senior Vice President and Chief Financial Officer	Vice President and Director of Finance, The Guardian Insurance & Annuity Company, Inc.; Vice President and Director of Finance, Retirement Solutions, The Guardian Life Insurance Company of America; Interim Chief Financial Officer, Park Avenue Securities LLC.

Name	Position(s) with Park Avenue	Other Substantial Business, Profession, Vocation or Employment
Thomas G. Sorell	Executive Vice President and Chief Investment Officer	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America; Executive Vice President and Chief Investment Officer, The Guardian Insurance & Annuity Company, Inc.; Director, RS Investment Management Co. LLC; Executive Vice President & Chief Investment Officer, Guardian Investor Services LLC; Executive Vice President and Chief Investment Officer of various other Guardian subsidiaries.

For information as to any other business, vocation or employment of a substantial nature in which RS Investments or Park Avenue or each of their officers and directors are or have been engaged for his, her, or its own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV filed by each of them under the Investment Advisers Act of 1940, as amended, which are available on the Internet at www.sec.gov.

Item 32.	Principal Underwriter.

RSFD is the principal underwriter with respect to each series of the Registrant. The following is the relevant information for RSFD.

(a) RSFD is the principal underwriter and distributor of each of the twenty-five series funds comprising RS Investment Trust. In addition, Park Avenue Securities LLC is the distributor of variable annuities and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the 1940 Act and buy and sell shares of series of the Registrant on behalf of GIAC’s variable contract owners.

(b) The principal business address of the officers and managers of RSFD listed below is One Bush Street, Suite 900, San Francisco, California 94104.

Name	Position with RSFD	Position(s) with Registrant
Shelly Chu	Chief Financial Officer	Treasurer and Principal Financial and Accounting Officer

Matthew H. Scanlan	Chief Executive Officer	Trustee, President, and Principal Executive Officer

Bryan Tutor	Chief Operating Officer	None

Susan Woodard	Chief Compliance Officer	None

(c) Not Applicable.

Item 33.	Location of Accounts and Records.

The accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the offices of the Registrant, One Bush Street, Suite 900, San Francisco, CA 94104; the Registrant’s investment adviser, RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104; the Registrant’s custodian, State Street Bank and Trust Company, 200 Newport Avenue, Quincy, MA 02171; and the Registrant’s transfer agent, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171.

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant, RS Variable Products Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 25 under the Securities Act and Amendment No. 26 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California, on the 29th day of April, 2016.

RS Variable Products Trust

By:	/s/ SHELLY (TAM) CHU
Shelly (Tam) Chu
Title: Treasurer and Principal Financial and Accounting Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of RS Variable Products Trust has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ SHELLY (TAM) CHU	Treasurer and Principal Financial and Accounting Officer	April 29, 2016
Shelly (Tam) Chu

MATTHEW H. SCANLAN*	Trustee, President and Principal Executive Officer	April 29, 2016
Matthew H. Scanlan

JUDSON BERGMAN*	Trustee	April 29, 2016
Judson Bergman

DENNIS M. BUSHE*	Trustee	April 29, 2016
Dennis M. Bushe

KENNETH R. FITZSIMMONS JR.*	Trustee	April 29, 2016
Kenneth R. Fitzsimmons, Jr.

ANNE M. GOGGIN*	Trustee	April 29, 2016
Anne M. Goggin

CHRISTOPHER C. MELVIN JR.*	Trustee	April 29, 2016
Christopher C. Melvin, Jr.

GLORIA S. NELUND*	Trustee	April 29, 2016
Gloria S. Nelund

*By:	/s/ NINA GUPTA
Nina Gupta
Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith

EXHIBIT INDEX

RS VARIABLE PRODUCTS TRUST

EXHIBIT NO.	TITLE OF EXHIBIT

e(ii).	Participation Agreement among RS Variable Products Trust, RS Investment Management Co. LLC, RS Funds Distributor LLC, and The Guardian Insurance & Annuity Company, Inc.

j.	Consent of PricewaterhouseCoopers LLP.